[Front cover]

[Background; Word BOND repeating across and down page]

[Graphic; MFS{RegTM}
          INVESTMENT MANAGEMENT
          We invented the mutual fund{RegTM}]


MFS[RegTM] Municipal
Series Trust

Annual Report o March 31, 2000

For the States of Alabama, Arkansas,
California, Florida, Georgia, Maryland,
and Massachusetts

Table of Contents

Letter from the Chairman ..............     1

Management Review and Outlook .........     3

Performance Summary ...................     5

Portfolio of Investments ..............    13

Financial Statements ..................    28

Notes to Financial Statements .........    51

Independent Auditors' Report ..........    58

Trustees and Officers .................    61


MFS Original Research[RegTM]

Research has been central to investment management at MFS since 1932, when we created one of the first in-house research departments in the mutual fund industry. Original Research[SM] at MFS is more than just crunching numbers and creating economic models: it's getting to know each security and each company personally.

[Graphic; Two circles{SM}
          ORIGINAL RESEARCH (star) MAKES A DIFFERENCE (star)
                                       ---
                                       MFS
                                       ---]


-----------------------------------------------------------
 NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
-----------------------------------------------------------

Letter from the Chairman


[Graphic; Picture of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders,

This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment into perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results, however, over the long-term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include:

o Strong corporate earnings growth: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

o Low inflation worldwide: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with less employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

o Strong global economies: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat-overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

o It is highly unlikely that U.S. equity markets will continue to perform at the pace of the last several years. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for the past four years.

o High valuations, especially of technology stocks, have made U.S. markets increasingly volatile. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

o Rising interest rates may dampen markets in the short term, particularly in the United States and Europe. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund, and by helping us reduce the credit risk which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research[RegTM] is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

[Signature of Jeffrey L. Shames]

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

April 18, 2000

--------------------
(1)The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

Management Review and Outlook


Dear Shareholders,

The past 12 months proved difficult for fixed-income investments. Strong economic growth in the United States, combined with the lowest unemployment rate in 30 years, kindled fears of inflation. These concerns, in turn, resulted in higher interest rates and falling bond prices (interest rates and bond prices move in opposite directions). Further fueling the rise in interest rates was a pickup in global economic activity, as foreign economies recovered from the emerging market crisis of 1998. This backdrop helped convince the Federal Reserve Board (the Fed) to raise the federal funds rate -- the rate banks charge each other for overnight loans -- five times during the past nine months. By doing so, the Fed was trying to dampen economic growth to a more sustainable level and thereby moderate inflationary pressures. As a result, yields on 30-year "AAA"-rated general obligation municipal bonds stood at 5.62% on March 31, 2000, up from 4.97% a year ago.

More recently, the municipal market enjoyed a positive first quarter of 2000. Rates on 30-year "AAA"-rated general obligation municipal bonds peaked at 5.92% in mid-January before declining by 30 basis points (0.30%). That's because investors became more confident that Fed actions would indeed curb economic activity and contain inflation. Another benefit was a dramatic reduction in new-issue supply thus far in 2000, which was down more than 40% compared to the same period in 1999. This decline followed the 25% drop for all of 1999, down from the near-record levels of new issuance achieved in 1998, when very low interest rates encouraged municipalities to come to market for new funding.

Looking more closely at the portfolios, we benefited from keeping their durations slightly shorter than those of our Lipper peer groups. Duration is an indication of a portfolio's sensitivity to changes in interest rates; with shorter durations, the portfolios were less susceptible to price declines resulting from increases in interest rates. Given the continued strength of the U.S. economy and its long-running expansion, the fiscal health of many municipal issuers has been sustained or improved, resulting in overall high credit quality in the market. At the same time, we felt that most lower-quality bonds did not offer enough of a reward for taking on the additional credit risk. Indeed, lower-quality bonds underperformed higher-rated securities during the 12-month period, so our underweighting in lower-rated credits proved to be helpful to performance. Nevertheless, we were able to selectively add lower-rated bonds to the portfolios when we felt we were being paid to take on the added risk. By doing so, we helped provide the portfolios with higher yields and, therefore, more stability in the rising interest-rate environment. In addition, as interest rates moved higher, we were able to purchase new issues that offered higher yields and better protection from being called, or redeemed, before maturity if interest rates were to fall once again.

We believe that active management can add value to fixed-income mutual funds. Our investment process relies heavily on fundamental analysis and less on making major interest-rate projections. While we do generally have an outlook on the direction of interest rates, we tend to adjust the portfolios' durations only when we have a strong opinion one way or the other. Instead, we aim to differentiate ourselves with MFS Original Research[RegTM], through which we implement an issuer-oriented, bottom-up approach to selecting securities for the portfolios. We have a strong team of research analysts who examine the fundamental strengths and weaknesses of each issuer. We attempt to overweight sectors that we believe have positive risk/reward profiles. Our goal is to provide the highest sustainable income, while managing risk for the benefit of our shareholders.

While each state was unique in terms of the types of securities it had available, its issuance patterns, and its cash flows, no one region stood out either as a leader or a laggard. The U.S. economy on the whole has performed very well for several years. Instead of the cycles we used to experience, in which one region would perform better than the others, we've seen an environment in which every state has prospered. In terms of sectors, we've gravitated toward those that have benefited from the current economic expansion, and we believe their high credit quality should help provide the portfolios with a reasonable amount of stability. This strategy would include general obligation bonds, tax-backed bonds, essential-service credits such as water and sewer, port authorities, higher education, and, in particular, public utilities such as electric and gas. In this last category, our analysts have, on a selective basis, recommended issuers that have generated consistent cash flows due to steady revenue streams and sizable market shares. In some areas, the utilities sector has been slow to experience the effects of competitive price pressures predicted to emerge as a result of deregulation, while offering opportunities because of restructuring that has occurred over the past few years. At the same time, we've moved very cautiously on health care bonds. Managed care competition and concerns about declines in Medicare and Medicaid reimbursements resulting from the Balanced Budget Act of 1997 have caused significant difficulties in this industry nationwide. Our reduced exposure to this sector paid off in terms of the portfolios' relative performance.

Looking ahead, we believe that tax-equivalent yields offered by municipal bonds in today's markets are extremely compelling. In some cases, municipal bond yields are equal to or higher than yields on comparable-maturity, taxable U.S. Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Therefore, we feel that municipal bonds are a relatively stable, attractive alternative to other fixed-income asset classes, and that they offer investors an opportunity to reallocate their current holdings after the tremendous runup in the equity markets.

As always, we will use our research-driven, bottom-up MFS Original Research to search for opportunities in the municipal marketplace.

Respectfully,

[Signatures of Micheal L. Dawson and Geoffrey L. Schechter]

Michael L. Dawson       Geoffrey L. Schechter
Portfolio Manager       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. Their views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

Michael L. Dawson is Assistant Vice President and a portfolio manager of all state municipal bond funds at MFS Investment Management[RegTM]. He is also a portfolio manager of MFS[RegTM] Municipal Bond Fund, MFS[RegTM] Municipal Limited Maturity Fund, and MFS[RegTM] Municipal Income Fund. He joined MFS in 1998 and was named Assistant Vice President and portfolio manager in 1999. Prior to joining MFS, Mr. Dawson worked in institutional sales -- fixed income for Fidelity Capital Markets and Goldman Sachs. Prior to that, he was a research analyst in the municipal bond group at Franklin Templeton. He is a graduate of Santa Clara University and received an M.B.A. degree from Babson College in May 1999.

Geoffrey L. Schechter is Vice President of MFS Investment Management[RegTM] and a portfolio manager of MFS[RegTM] Municipal Bond Fund, MFS[RegTM] Municipal Limited Maturity Fund, and MFS[RegTM] Municipal Income Fund. He is also a portfolio manager of all state municipal bond funds. Mr. Schechter joined MFS as Investment Officer in 1993 after working as a municipal credit analyst with a major insurance company. He was named portfolio manager in 1993, Assistant Vice President in 1994, and Vice President in 1995. Mr. Schechter is a graduate of the University of Texas and has an M.B.A. degree from Boston University. He is a Chartered Financial Analyst and a Certified Public Accountant.

All portfolio managers at MFS Investment Management[RegTM] are supported by an investment staff of over 100 professionals utilizing MFS Original
Research[RegTM], a global, issuer-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

Performance Summary


--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

Objective: Each Fund seeks current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.

Commencement of investment operations:

Alabama                     February 1, 1990
Arkansas                    February 3, 1992
California                  June 18, 1985
Florida                     February 3, 1992
Georgia                     June 6, 1988
Maryland                    October 31, 1984
Massachusetts               April 9, 1985

Net assets as of March 31, 2000:

Alabama                     $ 83.7 million
Arkansas                    $116.3 million
California                  $267.7 million
Florida                     $ 84.1 million
Georgia                     $ 62.8 million
Maryland                    $141.8 million
Massachusetts               $233.0 million

Class inception:

Alabama           Class A   February 1, 1990
                  Class B   September 7, 1993
Arkansas          Class A   February 3, 1992
                  Class B   September 7, 1993
California        Class A   June 18, 1985
                  Class B   September 7, 1993
                  Class C   January 3, 1994
Florida           Class A   February 3, 1992
                  Class B   September 7, 1993
Georgia           Class A   June 6, 1988
                  Class B   September 7, 1993
Maryland          Class A   October 31, 1984
                  Class B   September 7, 1993
Massachusetts     Class A   April 9, 1985
                  Class B   September 7, 1993

The following information illustrates the historical performance of each Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Each Fund's results have been compared to the relevant state municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state- specific fund performance, we have provided the average "other state" municipal debt fund returns. Each Fund's results have also been compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bond investments rated "Baa" or higher. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issues nationwide, while each of the Funds in the Trust is limited to investing in the bonds of a particular state. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS[RegTM] ALABAMA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment

(For the 10-year period ended March 31, 2000)

[Line chart data]

        MFS
        Alabama         Lehman
        Municipal       Brothers
        Bond Fund -     Municipal
        Class A         Bond Index
3/90     9525           10000
3/92    11329           12013
3/94    13212           13832
3/96    15076           16105
3/98    17504           18802
3/00    18234           19951

Average Annual and Cumulative Total Rates of Return through March 31, 2000

                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -0.82%     +14.30%      +29.57%      +91.43%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -0.82%      +4.55%       +5.32%       +6.71%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.53%      +2.87%       +4.30%       +6.19%
--------------------------------------------------------------------------------------------------

                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average Alabama municipal debt fund+                  -1.88%      +3.69%       +4.65%       +6.50%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------

                                                                                           Class B
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.56%     +11.76%      +24.66%      +81.80%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.56%      +3.78%       +4.51%       +6.16%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.28%      +2.88%       +4.18%       +6.16%
--------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.

Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] ARKANSAS MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment

(For the period from the commencement of the Fund's investment operations, February 3, 1992, through March 31, 2000. Index information is from February 1, 1992.)

[Line chart data]

        MFS
        Arkansas        Lehman
        Municipal       Brothers
        Bond Fund -     Municipal
        Class A         Bond Index
2/92     9525           10003
3/94    10964           11521
3/96    12330           13415
3/98    14231           15661
3/00    14850           16619

Average Annual and Cumulative Total Rates of Return through March 31, 2000

                                                                                               Class A
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -0.24%     +14.85%      +27.90%          +55.91%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -0.24%      +4.72%       +5.04%           +5.60%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -4.97%      +3.04%       +4.03%           +4.97%
------------------------------------------------------------------------------------------------------

                                                                                 Comparative Indices++
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Average "other state" municipal debt fund+            -2.05%      +4.04%       +4.81%           +5.27%
------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%           +6.42%
------------------------------------------------------------------------------------------------------

                                                                                               Class B
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.02%     +12.28%      +23.17%          +22.78%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.02%      +3.94%       +4.26%           +4.88%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -4.82%      +3.01%       +3.92%           +4.88%
------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 3, 1992, through March 31, 2000. Index information is from February 1, 1992.
++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.

Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] CALIFORNIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment

(For the 10-year period ended March 31, 2000)

[Line chart data]

        MFS
        California      Lehman
        Municipal       Brothers
        Bond Fund -     Municipal
        Class A         Bond Index
3/90     9525           10000
3/92    11371           12013
3/94    13126           13832
3/96    14845           16105
3/98    17307           18802
3/00    18187           19951

Average Annual and Cumulative Total Rates of Return through March 31, 2000

                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.41%     +17.18%      +32.14%      +90.93%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.41%      +5.43%       +5.73%       +6.68%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -6.09%      +3.73%       +4.71%       +6.16%
--------------------------------------------------------------------------------------------------

                                                                                           Class C
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -2.29%     +13.83%      +25.81%      +79.61%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -2.29%      +4.41%       +4.70%       +6.03%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -3.23%      +4.41%       +4.70%       +6.03%
--------------------------------------------------------------------------------------------------

                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average California municipal debt fund+               -2.45%      +4.46%       +5.21%       +6.44%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------

                                                                                           Class B
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -2.21%     +14.39%      +26.76%      +80.12%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -2.21%      +4.58%       +4.86%       +6.06%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.96%      +3.66%       +4.52%       +6.06%
--------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.

Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] FLORIDA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment

(For the period from the commencement of the Fund's investment operations, February 3, 1992, through March 31, 2000. Index information is from February 1, 1992.)

[Line chart data]

        MFS
        Florida         Lehman
        Municipal       Brothers
        Bond Fund -     Municipal
        Class A         Bond Index
2/92     9525           10000
3/92     9488           10007
3/94    11031           11521
3/96    12615           13415
3/98    14373           15661
3/00    14920           16619

Average Annual and Cumulative Total Rates of Return through March 31, 2000

                                                                                               Class A
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.38%     +14.35%      +27.51%          +56.64%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.38%      +4.57%       +4.98%           +5.66%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -6.06%      +2.89%       +3.96%           +5.03%
------------------------------------------------------------------------------------------------------

                                                                                 Comparative Indices++
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Average Florida municipal debt fund+                  -2.37%      +4.14%       +4.96%           +5.69%
------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%           +6.42%
------------------------------------------------------------------------------------------------------

                                                                                               Class B
                                                     -------------------------------------------------
                                                      1 Year     3 Years      5 Years            Life*
------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -2.07%     +11.65%      +22.37%          +19.88%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -2.07%      +3.74%       +4.12%           +4.91%
------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.82%      +2.82%       +3.78%           +4.91%
------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 3, 1992, through March 31, 2000. Index information is from February 1, 1992.
++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.

Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] GEORGIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment

(For the 10-year period ended March 31, 2000)

[Line chart data]

        MFS
        Georgia         Lehman
        Municipal       Brothers
        Bond Fund -     Municipal
        Class A         Bond Index
3/90     9525           10000
3/92    11326           12013
3/94    12960           13832
3/96    14580           16105
3/98    16909           18802
3/00    17504           19951

Average Annual and Cumulative Total Rates of Return through March 31, 2000

                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.32%     +14.92%      +27.84%      +83.77%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.32%      +4.75%       +5.03%       +6.27%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -6.01%      +3.06%       +4.02%       +5.76%
--------------------------------------------------------------------------------------------------

                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average Georgia municipal debt fund+                  -2.16%      +4.36%       +5.16%       +6.42%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------

                                                                                           Class B
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -2.06%     +12.48%      +23.00%      +74.70%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -2.06%      +4.00%       +4.23%       +5.74%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.81%      +3.08%       +3.89%       +5.74%
--------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.

Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] MARYLAND MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment

(For the 10-year period ended March 31, 2000)

[Line chart data]

        MFS
        Maryland        Lehman
        Municipal       Brothers
        Bond Fund -     Municipal
        Class A         Bond Index
3/90     9525           10000
3/92    11228           12013
3/94    12463           13832
3/96    14094           16105
3/98    16167           18802
3/00    16750           19951

Average Annual and Cumulative Total Rates of Return through March 31, 2000

                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.27%     +14.55%      +26.18%      +75.85%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.27%      +4.63%       +4.76%       +5.81%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.96%      +2.95%       +3.75%       +5.29%
--------------------------------------------------------------------------------------------------

                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average Maryland municipal debt fund+                 -1.77%      +4.23%       +4.88%       +6.39%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------

                                                                                           Class B
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.82%     +12.46%      +22.14%      +68.18%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.82%      +3.99%       +4.08%       +5.34%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -5.59%      +3.07%       +3.74%       +5.34%
--------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.

Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

MFS[RegTM] MASSACHUSETTS MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment

(For the 10-year period ended March 31, 2000)

[Line chart data]

        MFS
        Massachusetts   Lehman
        Municipal       Brothers
        Bond Fund -     Municipal
        Class A         Bond Index
3/90     9525            9928
3/92    11378           12013
3/94    12994           13832
3/96    14715           16105
3/98    16893           18802
3/00    17477           19951

Average Annual and Cumulative Total Rates of Return through March 31, 2000

                                                                                           Class A
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -1.57%     +13.77%      +27.02%      +83.49%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -1.57%      +4.39%       +4.90%       +6.26%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -6.25%      +2.71%       +3.88%       +5.74%
--------------------------------------------------------------------------------------------------

                                                                             Comparative Indices++
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Average Massachusetts municipal debt fund+            -2.34%      +4.05%       +4.87%       +6.53%
--------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 -0.08%      +5.52%       +6.07%       +7.15%
--------------------------------------------------------------------------------------------------

                                                                                           Class B
                                                     ---------------------------------------------
                                                      1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        -2.30%     +11.47%      +22.80%      +75.42%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    -2.30%      +3.69%       +4.19%       +5.78%
--------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -6.03%      +2.77%       +3.86%       +5.78%
--------------------------------------------------------------------------------------------------

++Average annual rates of return.
 +Source: Lipper Inc.
 #Source: Standard & Poor's Micropal, Inc.

Notes to Performance Summary

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

Portfolio of Investments - March 31, 2000

MFS ALABAMA MUNICIPAL BOND FUND

Municipal Bonds - 96.3%

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)                    Value
---------------------------------------------------------------------------------------
General Obligation - 16.6%
 Birmingham, AL, 5.75s, 2019                            $2,000              $ 2,021,980
 Commonwealth of Puerto Rico, Aqueduct &
  Sewer Authority Rev., 5s, 2015                         1,300                1,211,431
 Florence, AL, FSA, 5s, 2018                               850                  772,820
 Hoover, AL, 6s, 2017                                      500                  523,090
 Houston County, AL, AMBAC, 6.25s, 2019                    750                  782,910
 Huntsville, AL, 5.5s, 2020                              1,000                  973,930
 Jefferson County, AL, Board of Education, FSA,
  5.8s, 2020                                               865                  868,607
 Mobile County, AL, 6s, 2014                             1,345                1,389,748
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 6.857s, 2017 +++++                                  500                  503,690
 Russell County, AL, Warrants, AMBAC, 5s, 2017           1,595                1,460,605
 Shelby County, AL, 7.4s, 2007                           1,000                1,060,200
 Shelby County, AL, MBIA, 0s, 2011                       3,000                1,497,570
 Shelby County, AL, 7.7s, 2017                             800                  847,824
                                                                            -----------
                                                                            $13,914,405
---------------------------------------------------------------------------------------
State and Local Appropriation - 1.8%
 Puerto Rico Public Buildings Authority, Education
  & Health, 5.6s, 2008                                  $  500              $   515,980
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  6.857s, 2016 +++++                                       500                  504,590
 Puerto Rico Public Finance Corp., RITES, FSA,
  6.857s, 2013 +++++                                       500                  519,990
                                                                            -----------
                                                                            $ 1,540,560
---------------------------------------------------------------------------------------
Refunded and Special Obligations - 7.5%
 Alabama Building Renovation Authority (Fitch
  Light), 7.45s, 2000                                   $1,500              $ 1,549,380
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), ETM, AMBAC,
  5s, 2007                                               1,500                1,312,035
 Baldwin County, AL, Eastern Shore Health Care
  (Thomas Hospital), ETM, 8.5s, 2001                     1,000                1,057,400
 Gadsden East, AL, Medical Clinic Board Rev.
  (Baptist Hospital), 7.8s, 2001                         1,000                1,066,570
 Montgomery County, AL, Department of Human
  Resources Rev., 7s, 2001                               1,000                1,043,550
 State of Alabama, 7.1s, 2000                              250                  257,320
                                                                            -----------
                                                                            $ 6,286,255
---------------------------------------------------------------------------------------
Airport and Port Revenue - 5.2%
 Alabama Docks Department Facilities Rev., MBIA,
  5.375s, 2017                                          $1,000              $   965,210
 Alabama Docks Department Facilities Rev., MBIA,
  5.5s, 2022                                             1,000                  954,070
 Birmingham, AL, Airport Authority, Airport Rev.,
  AMBAC, 5.5s, 2013                                      1,465                1,456,225
 Mobile, AL, Airport Authority Rev., 7.375s, 2012        1,000                1,031,300
                                                                            -----------
                                                                            $ 4,406,805
---------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 8.7%
 DeKalb & Cherokee County, AL, Gas Rev.,
  AMBAC, 5.4s, 2016                                     $2,000              $ 1,970,120
 Guam Power Authority Rev., RITES, AMBAC,
  5.956s, 2013 +++++                                       500                  493,020
 Guam Power Authority Rev., RITES, AMBAC,
  5.956s, 2018 +++++                                     4,500                3,828,510
 Southeast Alabama Gas District Systems Rev.,
  AMBAC, 5.5s, 2020                                      1,000                  959,930
                                                                            -----------
                                                                            $ 7,251,580
---------------------------------------------------------------------------------------


Municipal Bonds - continued

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)                    Value
---------------------------------------------------------------------------------------
Health Care Revenue - 5.4%
 Baldwin County, AL, Eastern Shore Health Care
  (Thomas Hospital), 6.75s, 2015                        $1,000               $  972,150
 Cullman, AL, Medical Park South Clinic, "A",
  6.5s, 2023                                             1,000                  898,860
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), 7s, 2015                  2,030                2,056,755
 Valley, AL, Special Care Facilities Financing
  Authority (Lanier Memorial Hospital), 5.65s, 2022        735                  588,816
                                                                             ----------
                                                                             $4,516,581
---------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.0%
 Butler, AL, Industrial Development Board, Solid
  Waste Rev. (James River Corp.), 8s, 2028              $1,000               $1,079,960
 Camden, AL, Industrial Development Board,
  Pollution Control Rev. (Macmillian Bloedel),
  7.75s, 2009                                              500                  515,025
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International), 5.9s, 2017                             1,000                  939,450
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International), 6s, 2029                               1,000                  912,610
 Mobile, AL, Industrial Development Board
  Improvement Rev. (International Paper Co.),
  6.35s, 2016                                              650                  654,283
 Mobile, AL, Industrial Development Board
  Improvement Rev. (International Paper Co.),
  6.45s, 2019                                              350                  351,831
 Piedmont, AL, Industrial Development Board Rev.
  (Springs Industries), 8.25s, 2010                      1,000                1,028,450
 Selma, AL, Industrial Development Board
  (International Paper Co.), 6.7s, 2018                    500                  508,555
 Tarrant City, AL, Industrial Development Board
  Rev. (Vulcan Materials), 7.5s, 2011                    1,500                1,550,730
                                                                             ----------
                                                                             $7,540,894
---------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.3%
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), AMBAC, 5s, 2025     $1,000               $  896,420
 Houston County, AL, Health Care Authority,
  AMBAC, 6.125s, 2022                                    1,000                1,018,500
 Huntsville, AL, Health Care Authority Rev., MBIA,
  6.375s, 2022 ###                                         850                  867,314
 Huntsville, AL, Health Care Authority Rev., MBIA,
  5s, 2023 ###                                           1,000                  872,730
 Lauderdale County & Florence, AL (Coffee Health
  Group), MBIA, 5.75s, 2014                              1,000                  990,980
 Lauderdale County & Florence, AL (Eliza Coffee
  Memorial Hospital), MBIA, 5.75s, 2014                  1,000                1,011,070
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), AMBAC, 5.875s, 2016       1,000                1,014,790
 Montgomery, AL, Special Care Facilities Financing
  Authority Rev. (Baptist Health), MBIA, 5.375s, 2019    1,150                1,090,729
                                                                             ----------
                                                                             $7,762,533
---------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.1%
 Alabama Housing Finance Authority, Multi-Family
  Residential Development Rev. (St. Jude), FHA,
  7.25s, 2023                                           $1,345               $1,406,736
 Puerto Rico Housing Finance Corp., Multi-Family
  Mortgage Rev., 7.5s, 2015                                345                  352,621
                                                                             ----------
                                                                             $1,759,357
---------------------------------------------------------------------------------------


                                                                        13 - MAL

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.1%
 Territory of Virgin Islands, Public Finance
  Authority, 5.5s, 2018                               $1,000              $   906,710
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.3%
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 6.55s, 2014                    $  930              $   964,438
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 5.7s, 2015                      1,500                1,496,235
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.4s, 2022                        490                  500,604
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.5s, 2022                        305                  312,674
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.6s, 2022                         65                   65,905
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.75s, 2022                       225                  230,341
                                                                          -----------
                                                                          $ 3,570,197
-------------------------------------------------------------------------------------
Turnpike Revenue - 0.6%
 Puerto Rico Highway & Transportation Authority,
  FSA, 5s, 2016                                       $  500              $   475,810
-------------------------------------------------------------------------------------
Universities - 6.6%
 Alabama Agricultural & Mechanical University
  Rev., MBIA, 5.25s, 2013                             $  500              $   492,205
 Alabama Board of Education Rev. (Shelton State
  Community College), MBIA, 6s, 2014                   1,000                1,025,170
 Alabama Board of Education Rev. (Southern
  Union Community College), MBIA, 5s, 2018             1,000                  908,810
 Alabama Public School & College, Capital
  Improvement, 5.75s, 2017                             1,000                1,018,560
 Alabama Public School & College, Capital
  Improvement, 5.75s, 2018                             1,035                1,049,873
 Homewood, AL, Educational Building Authority,
  Educational Facilities Rev. (Samford University),
  6.5s, 2016                                           1,000                1,038,730
                                                                          -----------
                                                                          $ 5,533,348
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 12.6%
 Alabama Drinking Water Finance Authority,
  AMBAC, 6s, 2021                                     $  725              $   738,036
 Alabama Water Pollution Control Authority,
  AMBAC, 5.75s, 2019                                   1,000                  991,750
 Alabama Water Pollution Control Authority,
  AMBAC, 5.5s, 2020                                    1,380                1,335,481
 Arab, AL, Waterworks Board, Water Rev., MBIA,
  7.05s, 2016                                          1,000                1,046,390
 Bessemer, AL, Water Rev., AMBAC, 5.75s, 2026          1,000                  982,680
 Birmingham, AL, Water & Sewer Rev., Warrants,
  AMBAC, 5.125s, 2017                                  1,000                  946,510
 Fairview, AL, Water Rev. (East Cullman), AMBAC,
  8s, 2020                                               955                  989,905
 Limestone County, AL, Water Authority Rev., FGIC,
  5.5s, 2026                                           2,650                2,528,895
 Madison, AL, Water & Waste Board, MBIA,
  5.5s, 2019                                           1,000                  975,200
                                                                          -----------
                                                                          $10,534,847
-------------------------------------------------------------------------------------


Municipal Bonds - continued

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Other - 5.5%
 Alabama Building Renovation Authority, 6s, 2014      $1,515              $ 1,571,358
 Birmingham, AL, Downtown Redevelopment
  Authority, Social Security Administration Building
  Rev., 12.5s, 2010                                    2,435                3,014,774
                                                                          -----------
                                                                          $ 4,586,132
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $80,240,084)                      $80,586,014
-------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.9%
-------------------------------------------------------------------------------------
 Gulf Breeze, FL, Rev., due 04/03/00                  $1,300              $ 1,300,000
 Long Island, NY, Power Authority, Electric
  Systems Rev., due 04/03/00                             100                  100,000
 Sevier County, TN, Public Building Authority, due
  04/03/00                                               100                  100,000
 Stevenson, AL, Industrial Development Board,
  Environmental Improvement Rev. (Mead Corp.),
  due 04/03/00                                           100                  100,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $ 1,600,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $81,840,084)                          $82,186,014

Other Assets, Less Liabilities - 1.8%                                       1,475,888
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $83,661,902
-------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.


14 - MAL

Portfolio of Investments - March 31, 2000

MFS ARKANSAS MUNICIPAL BOND FUND

Municipal Bonds - 98.4%

-----------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)                    Value
-----------------------------------------------------------------------------------------
General Obligation - 11.8%
 Arkansas College Savings, "A", 0s, 2015                  $2,575              $ 1,106,812
 Arkansas College Savings, "A", 0s, 2017                   1,840                  695,778
 Arkansas College Savings, "B", 0s, 2012                   1,200                  625,656
 Arkansas College Savings, "B", 0s, 2013                   1,000                  488,540
 Arkansas College Savings, "B", 0s, 2014                   1,150                  527,678
 Arkansas College Savings, "B", 0s, 2015                   1,600                  687,728
 Arkansas College Savings, "C", 0s, 2014                   1,000                  458,850
 Arkansas Water Resources Development
  Authority, 6.375s, 2012 ###                              1,000                1,026,770
 Arkansas Water Resources Development
  Authority, 6.375s, 2021                                  1,000                1,015,150
 Commonwealth of Puerto Rico, "C", MBIA,
  7.75s, 2020                                              3,000                3,067,320
 Puerto Rico Municipal Finance Agency, FSA,
  6.857s, 2017 +++++                                         735                  740,424
 Puerto Rico Municipal Finance Agency, FSA,
  6.857s, 2018 +++++                                       3,250                3,246,750
                                                                              -----------
                                                                              $13,687,456
-----------------------------------------------------------------------------------------
State and Local Appropriation - 3.8%
 Arkansas Development Finance Authority, Local
  Government Rev., 7.1s, 2008                             $2,440              $ 2,537,307
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., 0s, 2011                           4,410                1,944,149
                                                                              -----------
                                                                              $ 4,481,456
-----------------------------------------------------------------------------------------
Refunded and Special Obligations - 9.3%
 Arkansas Housing Development Agency, Single
  Family Mortgage Rev., 8.375s, 2011 ###                  $1,000              $ 1,252,630
 Baxter County, AR, Hospital Rev., 7.5s, 2002              3,145                3,396,914
 Harrison, AR, Residential Housing Facilities Board,
  FGIC, 7.4s, 2011                                         4,000                4,737,120
 Sherwood, AR, Residential Housing Facilities
  Board, MBIA, 7.5s, 2011                                  1,250                1,477,500
                                                                              -----------
                                                                              $10,864,164
-----------------------------------------------------------------------------------------
Airport and Port Revenue - 0.7%
 Little Rock, AR, Airport Rev., FSA, 5.25s, 2019          $  800              $   760,448
-----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 13.8%
 Jefferson County, AR, Pollution Control Rev.
  (Arkansas Power & Light), 6.3s, 2018                    $1,050              $ 1,049,108
 North Little Rock, AR, Electric Rev., MBIA, 6.5s, 2010    2,000                2,195,020
 North Little Rock, AR, Electric Rev., MBIA, 6.5s, 2015    6,000                6,684,720
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), 8s, 2020                       1,780                1,841,784
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), 8s, 2021                       3,000                3,126,000
 Virgin Islands Water & Power Authority Rev.,
  ASST GTY, 5.3s, 2018                                     1,250                1,193,437
                                                                              -----------
                                                                              $16,090,069
-----------------------------------------------------------------------------------------
Health Care Revenue - 6.5%
 Arkansas Development Finance Authority (White
  River Medical Center), 5.55s, 2019                      $  500              $   420,420
 Baxter County, AR, Hospital Rev., 5.6s, 2021              1,500                1,214,580
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 6.9s, 2009                              1,400                1,518,650
 Little Rock, AR, Health Facilities Board (Baptist
  Medical Center), 7s, 2017                                3,250                3,389,587
 Pulaski County, AR, Hospital Rev. (Children's
  Hospital), 6.15s, 2017                                   1,000                  999,930
                                                                              -----------
                                                                              $ 7,543,167
-----------------------------------------------------------------------------------------


Municipal Bonds - continued

-----------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)                    Value
-----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 8.6%
 Blytheville, AR, Solid Waste Recycling &
  Sewerage Treatment Rev. (Nucor), 6.375s, 2023           $3,565              $ 3,636,621
 Camden, AR, Environmental Improvement Rev.
  (International Paper), 7.625s, 2018                      1,000                1,073,930
 Jonesboro, AR, Industrial Development Rev.
  (Anheuser-Busch), 6.5s, 2012                             3,500                3,674,230
 Little River County, AR (Georgia Pacific Corp.),
  5.6s, 2026                                               1,000                  870,670
 Pine Bluff, AR, Environmental Improvement Rev.
  (International Paper Co.), 6.7s, 2020                      300                  307,977
 Pine Bluff, AR, Environmental Improvement Rev.
  (International Paper Co.), 5.55s, 2022                     500                  443,185
                                                                              -----------
                                                                              $10,006,613
-----------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.8%
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2013      $4,340              $ 4,200,078
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2019       4,000                3,631,800
 Arkansas Development Finance Authority Rev.,
  AMBAC, 5.375s, 2019                                      1,315                1,262,203
                                                                              -----------
                                                                              $ 9,094,081
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.1%
 Pulaski County, AR, Public Facilities Board,
  GNMA, 5.75s, 2034                                       $1,995              $ 1,892,637
 West Memphis, AR, Public Facilities Board
  Mortgage Rev., AMBAC, 0s, 2011                           1,090                  547,125
                                                                              -----------
                                                                              $ 2,439,762
-----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.5%
 Little Rock, AR, Hotel & Restaurant Gross
  Receipts Tax Rev., 7.375s, 2015                         $2,790              $ 3,242,761
 Virgin Islands, Public Finance Authority, 5.5s, 2022      1,000                  886,240
                                                                              -----------
                                                                              $ 4,129,001
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - 12.4%
 Arkansas Development Finance Authority, 5.3s, 2023       $1,000              $   988,220
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.4s, 2023                     925                  953,962
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 6.7s, 2027                   2,760                2,833,885
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.45s, 2027                  1,130                1,173,121
 Jefferson County, AR, Health Care & Residential
  Facilities Board, 7.25s, 2011                              585                  604,949
 Lonoke County, AR, Residential Housing Facilities
  Board, 7.375s, 2011                                        122                  126,787
 Lonoke County, AR, Residential Housing Facilities
  Board, FNMA, 7.9s, 2011                                    523                  557,591
 Mississippi County, AR, Public Facilities Board,
  Mortgage Rev., 7.2s, 2010                                  670                  714,294
 North Little Rock, AR, Residential Housing
  Facilities Board, 0s, 2010                               9,656                4,697,837
 Pulaski County, AR, Public Facilities Board Rev.,
  FNMA, 0s, 2014                                           2,750                1,221,687
 Saline County, AR, Residential Housing Facilities
  Board, 7.875s, 2011                                        500                  520,845
                                                                              -----------
                                                                              $14,393,178
-----------------------------------------------------------------------------------------


                                                                        15 - MAR

---------------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)                     Value
---------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.4%
 Ashdown, AR, Pollution Control Rev. (Nekoosa
  Papers, Inc.), 4.75s, 2008                                 $  500              $    462,240
---------------------------------------------------------------------------------------------
Student Loan Revenue - 2.6%
 Arkansas Student Loan Authority Rev.,
  7.15s, 2002                                                $  150              $    153,574
 Arkansas Student Loan Authority Rev.,
  6.75s, 2006                                                   765                   778,342
 Arkansas Student Loan Authority Rev.,
  "B", 6.25s, 2010                                            2,000                 2,065,280
                                                                                 ------------
                                                                                 $  2,997,196
---------------------------------------------------------------------------------------------
Universities - 4.8%
 Arkansas State University Rev., AMBAC, 5s, 2019             $1,000              $    913,010
 Conway, AR, Public Facilities Rev. (Hendrix
  College), 5.85s, 2016                                       1,000                   999,810
 Pope County, AR, Residential Housing Facilities
  Board (Arkansas Tech University), 6s, 2027                  1,000                   889,180
 University of Arkansas Rev., Athletic Facilities
  (Razorback Stadium), AMBAC, 4.85s, 2014                       500                   463,580
 University of Arkansas Rev., MBIA, 5.05s, 2019               2,500                 2,295,300
                                                                                 ------------
                                                                                 $  5,560,880
---------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 9.8%
 Arkansas Development Finance Authority,
  Revolving Loan Fund, 5.85s, 2019                           $2,130              $  2,159,735
 Arkansas Development Finance Authority, Waste
  Water Systems Rev., 4.875s, 2017                            1,500                 1,370,955
 Beaver, AR, Water District, Benton & Washington
  Counties, Water & Sewer Rev., MBIA, 5.85s, 2008             1,000                 1,035,390
 Fort Smith, AR, AMBAC, 5.65s, 2019                           1,000                   997,570
 Fort Smith, AR, Water & Sewer Rev., MBIA, 6s, 2012           2,250                 2,350,575
 South Sebastian County, AR, Water Users Assn.,
  5.95s, 2016                                                 2,425                 2,434,433
 South Sebastian County, AR, Water Users Assn.,
  6.15s, 2023                                                 1,000                 1,004,440
                                                                                 ------------
                                                                                 $ 11,353,098
---------------------------------------------------------------------------------------------
Other - 0.5%
 Arkansas Development Finance Authority,
  Economic Development Rev., AMBAC, 5.65s, 2014              $  600              $    602,520
---------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $111,508,471)                            $114,465,329
---------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.2%
---------------------------------------------------------------------------------------------
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 04/03/00, at Identified Cost                $  200              $    200,000
---------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $111,708,471)                                $114,665,329

Other Assets, Less Liabilities - 1.4%                                               1,672,749
---------------------------------------------------------------------------------------------
Net assets - 100.0%                                                              $116,338,078
---------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.


MFS CALIFORNIA MUNICIPAL BOND FUND

Municipal Bonds - 98.9%

---------------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)                     Value
---------------------------------------------------------------------------------------------
General Obligation - 15.2%
 Capistrano, CA, Unified School District, 5.875s, 2020       $1,185               $ 1,220,491
 Corona, CA, Unified School District, "A", FSA,
  5.375s, 2018                                                1,350                 1,322,730
 Fresno, CA, Unified School District, MBIA, 5.9s, 2019        1,960                 2,053,296
 Irvine, CA, School District, AMBAC, 5.8s, 2020               3,500                 3,541,615
 Los Angeles, CA, FGIC, 6.357s, 2014 +++++                    5,405                 5,467,049
 Los Angeles, CA, Unified School District, FGIC, 5s, 2021     1,000                   921,170
 Los Angeles, CA, Unified School District, MBIA,
  5.625s, 2015                                                4,890                 4,988,387
 Lucia Mar, CA, Unified School District, FGIC, 0s, 2013       1,350                   662,985
 Sacramento, CA, School District, 5.875s, 2020                2,075                 2,115,836
 State of California, 10s, 2007                               1,055                 1,384,698
 State of California, 5.5s, 2016                              3,000                 3,018,120
 State of California, 7.357s, 2017 +++++                      1,250                 1,300,600
 State of California, AMBAC, 7.2s, 2008                       1,600                 1,854,928
 State of California, AMBAC, 6.3s, 2010                       3,000                 3,327,510
 State of California, AMBAC, 7s, 2010                         2,000                 2,324,460
 State of California, FGIC, 5.357s, 2015 +++++                5,000                 4,185,300
 Tehachapi, CA, Unified School District, FGIC,
  5.625s, 2020                                                1,100                 1,098,955
                                                                                  -----------
                                                                                  $40,788,130
---------------------------------------------------------------------------------------------
State and Local Appropriation - 13.5%
 Anaheim, CA, Public Finance Authority Rev., FSA,
  6s, 2024                                                   $1,000               $ 1,054,310
 Banning, CA, Water System Improvement,
  Certificates of Participation, AMBAC, 8s, 2019              1,000                 1,261,360
 Bassett, CA, Unified School District, Certificates
  of Participation, FSA, 4.75s, 2017                          1,000                   899,420
 California Public Works Board, Lease Rev., MBIA,
  5.5s, 2015                                                  1,000                 1,025,640
 California Public Works Board, Lease Rev.
  (Department of Corrections), 7.4s, 2010                     5,000                 5,899,800
 Carmichael, CA, Water District Rev., MBIA,
  5.125s, 2019                                                3,000                 2,832,150
 Fortuna, Parlier & Susanville, CA, Certificates of
  Participation, "B", 7.375s, 2017                              930                   955,119
 Grossmont, CA, Union High School District,
  Certificates of Participation, MBIA, 0s, 2006               6,000                 4,377,420
 Inglewood CA, Public Financing Authority Rev.,
  AMBAC, 5.625s, 2015                                         1,740                 1,777,915
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, AMBAC,
  0s, 2005                                                    2,400                 1,863,960
 Pasadena, CA, Certificates of Participation
  (Pasadena Parking Facilities), 6.25s, 2018                  3,460                 3,730,537
 Pomona, CA, Public Financing Authority Rev.,
  6.25s, 2010                                                 4,020                 4,190,931
 Riverside County, CA, Certificate of Participation,
  MBIA, 5s, 2018                                              1,230                 1,139,472
 Sacramento County, CA, Certificate of
  Participation, AMBAC, 5.75s, 2018                           1,500                 1,523,295
 Visalia, CA, Utility Systems Department,
  Certificates of Participation, MBIA, 0s, 2005               4,655                 3,565,730
                                                                                  -----------
                                                                                  $36,097,059
---------------------------------------------------------------------------------------------
Refunded and Special Obligations - 14.1%
 California Health Facilities Financing Authority
  Rev. (St. Joseph's Hospital), 6.75s, 2021                  $2,710               $ 2,844,850
 California Statewide Community Development
  Authority, Certificates of Participation, CHFC, 0s, 2007    3,645                 2,523,543
 California Statewide Community Development
  Authority, Certificates of Participation, CHFC, 0s, 2008    6,345                 4,151,216


16 - MCA

-----------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)                    Value
-----------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 California Statewide Community Development
  Authority (St. Joseph's Hospital), 6.625s, 2021         $2,000              $ 2,193,680
 Corona, CA, Certificates of Participation (Corona
  Community Hospital), 8s, 2015                              585                  671,147
 Desert Hospital District, CA, Hospital Rev. (Desert
  Hospital Corp.), 8.765s, 2020 ++++                       3,000                3,336,870
 Emeryville, CA, Public Financing Authority Rev.,
  Redevelopment Project, 6.5s, 2021                          770                  815,730
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, 9s, 2010       1,900                2,307,740
 Pomona, CA, Single Family Mortgage Rev.,
  FHLMC, GNMA, 7.5s, 2023                                  2,000                2,437,780
 Pomona, CA, Single Family Mortgage Rev.,
  FNMA, GNMA, 7.375s, 2010                                 2,000                2,262,660
 Southern California Public Power Transmission
  Rev., "A", 0s, 2005                                      3,795                2,943,402
 Thousand Oaks, CA, Redevelopment Agency
  (Shadow Hills), 7s, 2021                                 8,890                9,597,733
 Walnut Valley, CA, Unified School District,
  AMBAC, 6s, 2011                                          1,600                1,743,600
                                                                              -----------
                                                                              $37,829,951
-----------------------------------------------------------------------------------------
Airport and Port Revenue - 7.5%
 Los Angeles, CA, Department of Airport Rev.
  (Ontario International Airport), FGIC, 6s, 2017         $4,100              $ 4,184,870
 Los Angeles, CA, Harbor Department Rev., 6.625s, 2025     2,000                2,071,920
 Port Oakland, CA, Port Rev., "K", FGIC, 5.75s, 2020       4,000                3,990,000
 Port Oakland, CA, Port Rev., MBIA, 6.5s, 2016             1,000                1,047,660
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev., 6.5s, 2019       4,000                4,192,600
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev., FSA, 5s, 2018    5,000                4,543,150
                                                                              -----------
                                                                              $20,030,200
-----------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.9%
 California Pollution Control Financing Authority
  Rev. (Pacific Gas & Electric Co.), 6.625s, 2009         $1,000              $ 1,042,770
 Glendale, CA, Electric Works Rev., 5.75s, 2020            1,160                1,170,544
 Glendale, CA, Electric Works Rev., MBIA, 5.75s, 2019      1,420                1,436,359
 Kings River Conservation District, CA, Pine Flat
  Power Rev., 5.125s, 2016                                 1,500                1,453,080
 Los Angeles, CA, Department of Water & Power,
  Electric Plant Rev., 7.1s, 2031                          1,050                1,089,921
 Northern California Power Agency, Public Power
  Rev., 5.85s, 2010                                          880                  911,750
 Southern California Public Power Authority Rev.
  (Southern Transmission Project), 0s, 2005                4,205                3,284,610
                                                                              -----------
                                                                              $10,389,034
-----------------------------------------------------------------------------------------
Health Care Revenue - 2.0%
 California Statewide Community Development
  Authority Rev. (Childrens Hospital Los Angeles),
  5.125s, 2019                                            $4,000              $ 3,556,560
 Tahoe Forest, CA, Hospital District Rev., 5.85s, 2022     1,000                  853,670
 Washington Township, CA, Health Care Rev., 5s, 2018       1,000                  860,650
                                                                              -----------
                                                                              $ 5,270,880
-----------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.7%
 California Pollution Control Financing Authority
  Rev. (Frito-Lay, Inc.), 6.375s, 2004                    $1,025              $ 1,064,340
 California Pollution Control Financing Authority
  Rev. (Laidlaw, Inc.), 6.7s, 2007                         2,750                  687,500
                                                                              -----------
                                                                              $ 1,751,840
-----------------------------------------------------------------------------------------


Municipal Bonds - continued

-----------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)                    Value
-----------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.1%
 Abag, CA, Finance Authority Rev. (Rhoda Haas
  Goldman Plaza), CHFC, 5.125s, 2015                      $2,250              $ 2,081,835
 California Health Facilities Financing Authority
  Rev. (Little Company Mary Health Services),
  AMBAC, 5s, 2015 ###                                      2,715                2,558,507
 California Health Facilities Financing Authority
  Rev. (Marshall Hospital), CMI, 5.25s, 2018 ###           1,000                  945,360
                                                                              -----------
                                                                              $ 5,585,702
-----------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.2%
 California Housing Finance Agency Rev.
  (Multi-Unit Rental Housing), 6.7s, 2015                 $2,750              $ 2,873,530
 California Statewide Community Development
  Authority Rev. (Irvine Apartments), 5.25s, 2025          3,000                2,852,940
 Palmdale, CA, Multi-Family Housing Rev., FNMA,
  7.375s, 2024                                             1,000                1,037,150
 San Bernardino County, CA, Housing Authority
  Rev. (Equity Residential Redlands), 6.6s, 2029           3,000                2,930,100
 Yolo County, CA, Housing Authority Mortgage Rev.
  (Walnut Park Apartments), FHA, 7.2s, 2033                4,150                4,359,865
                                                                              -----------
                                                                              $14,053,585
-----------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.2%
 Territory of Virgin Islands, Public Finance
  Authority, 5.875s, 2018                                 $1,500              $ 1,372,470
 Territory of Virgin Islands, Public Finance
  Authority, 5.5s, 2022                                    2,000                1,772,480
                                                                              -----------
                                                                              $ 3,144,950
-----------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.3%
 California Housing Finance Agency Rev., Home
  Mortgage, 7.75s, 2010                                   $  400              $   408,732
 California Housing Finance Agency Rev., Home
  Mortgage, FSA, 0s, 2019                                  6,750                2,109,848
 California Housing Finance Agency Rev., Home
  Mortgage, MBIA, 6s, 2010                                 1,400                1,441,496
 California Housing Finance Agency Rev., Home
  Mortgage, MBIA, 0s, 2028                                13,365                3,061,253
 California Rural Home Mortgage Finance
  Authority, 6.1s, 2031                                      500                  542,525
 California Rural Home Mortgage Finance
  Authority, GNMA, 6.35s, 2029                             1,000                1,041,350
 San Bernardino County, CA, Single Family
  Mortgage Rev., GNMA, 7.65s, 2023                            90                   94,188
 Southern California Home Finance Authority,
  Single Family Mortgage Rev., GNMA, 7.625s, 2023            110                  112,791
                                                                              -----------
                                                                              $ 8,812,183
-----------------------------------------------------------------------------------------
Solid Waste Revenue - 1.1%
 California Pollution Control Financing Authority,
  Solid Waste Disposal Rev. (West Co. Resource
  Recovery), 5.125s, 2014                                 $1,000              $   909,560
 South Bayside Waste Management, Solid Waste
  Systems Rev., AMBAC, 5.75s, 2020                         2,100                2,119,278
                                                                              -----------
                                                                              $ 3,028,838
-----------------------------------------------------------------------------------------
Special Assessment District - 4.0%
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2006                                                $5,650              $ 4,264,925
 Concord, CA, Redevelopment Agency, Tax
  Allocation, BIGI, MBIA, 8s, 2018                            40                   40,347
 Emeryville, CA, Public Financing Authority Rev.,
  Redevelopment Project, 6.5s, 2021                        1,230                1,244,551


                                                                        17 - MCA

-------------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)                      Value
-------------------------------------------------------------------------------------------
Special Assessment District - continued
 Pomona, CA, Public Financing Authority Rev.,
  5.75s, 2020                                             $ 1,645               $ 1,588,083
 Santa Cruz County, CA, Redevelopment Agency
  (Oak/Soquel Community), 5.6s, 2017                        1,455                 1,421,462
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2007                      1,150                   802,677
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2008                      1,125                   742,005
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2009                      1,175                   732,237
                                                                                -----------
                                                                                $10,836,287
-------------------------------------------------------------------------------------------
Turnpike Revenue - 4.0%
 Commonwealth of Puerto Rico, Highway &
  Transportation Authority Rev., FSA, 5.5s, 2015          $ 1,000               $ 1,020,440
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2011                                              2,500                 2,177,525
 Foothill/Eastern Transportation Corridor Agency,
  CA, Toll Road Rev., MBIA, 5s, 2016                        3,000                 2,866,590
 Los Angeles County, CA, Metropolitan
  Transportation Authority, Sales Tax Rev., FSA,
  5s, 2019                                                  5,000                 4,595,050
                                                                                -----------
                                                                                $10,659,605
-------------------------------------------------------------------------------------------
Universities - 7.5%
 California Education Facilities Authority Rev.
  (California Western School of Law), MBIA,
  5s, 2018                                                $ 1,000               $   934,560
 California Education Facilities Authority Rev.
  (College & University), 6s, 2012                          1,400                 1,432,606
 California Education Facilities Authority Rev.
  (College & University), 6.3s, 2021                        1,000                 1,006,240
 California Education Facilities Authority Rev.
  (Fresno Pacific University), 6.75s, 2019                  1,500                 1,548,870
 California Education Facilities Authority Rev.
  (L.A. College of Chiropractic), 5.6s, 2017                  500                   471,595
 California Education Facilities Authority Rev.
  (Pomona College), 5.875s, 2019                            2,000                 2,049,440
 California Public Works Board, Lease Rev.
  (California Community Colleges), 5s, 2016                 3,675                 3,419,918
 Los Angeles, CA, Certificates of Participation,
  5.7s, 2018                                                1,900                 1,784,594
 San Francisco, CA, City & County, Educational
  Facilities (Community College), 5.5s, 2014                1,000                 1,018,180
 San Francisco, CA, City & County, Educational
  Facilities (Zoo Facilities), 5.5s, 2014                   1,000                 1,018,180
 University of California Rev., MBIA, 6.107s, 2016 +++++    5,705                 5,339,424
                                                                                -----------
                                                                                $20,023,607
-------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 11.4%
 California Department of Water Resources,
  Central Valley Project Rev., 7s, 2012                   $ 1,495               $ 1,770,902
 Culver City, CA, Wastewater Facilities Rev., 5.6s, 2019    1,000                   999,530
 El Monte, CA, Water Authority Rev., AMBAC, 6s, 2019        1,065                 1,102,296
 Fairfield-Suisun, CA, Sewer District Rev., MBIA,
  0s, 2006                                                  2,080                 1,556,859
 Metropolitan Water District, Linked Savers, RIBS,
  5.75s, 2018                                              10,000                10,225,500
 Metropolitan Water District, Waterworks Rev.,
  5s, 2020                                                  2,500                 2,310,700
 Modesto, CA, Irrigation District, Financing
  Authority Rev., AMBAC, 5s, 2017                           3,000                 2,805,300


Municipal Bonds - continued

-------------------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)                     Value
-------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 Napa County, CA, Flood Protection Authority,
  FGIC, 5s, 2018                                           $2,745              $  2,566,795
 San Diego, CA, Water Utilities Network Systems
  Rev., FGIC, 5.375s, 2014                                  1,000                 1,010,120
 San Diego, CA, Water Utilities Network Systems
  Rev., FGIC, 5s, 2016                                      4,500                 4,295,700
 San Diego County, CA, Water Authority Rev.,
  5s, 2017                                                  2,000                 1,867,140
                                                                               ------------
                                                                               $ 30,510,842
-------------------------------------------------------------------------------------------
Other - 2.2%
 California Public Capital Improvements Financing
  Authority Rev., MBIA, 8.1s, 2018                         $1,735              $  1,752,211
 Marin, CA, Emergency Radio Authority Rev.,
  AMBAC, 5s, 2015                                           1,530                 1,472,380
 South Coast Air Quality Management District Rev.,
  AMBAC, 0s, 2005                                           3,480                 2,707,684
                                                                               ------------
                                                                               $  5,932,275
-------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $261,480,707)                          $264,744,968
-------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.4%
-------------------------------------------------------------------------------------------
 California Statewide Community Development
  Authority (Sutter Health), due 04/03/00                  $  700              $    700,000
 Orange County, CA, Sanitation District,
  Certificates of Participation, due 04/03/00                 400                   400,000
-------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes at Identified Cost                            $  1,100,000
-------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $262,580,707)                              $265,844,968

Other Assets, Less Liabilities - 0.7%                                             1,832,052
-------------------------------------------------------------------------------------------
Net assets - 100.0%                                                            $267,677,020
-------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.


18 - MCA

Portfolio of Investments - March 31, 2000

MFS FLORIDA MUNICIPAL BOND FUND

Municipal Bonds - 97.0%

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
General Obligation - 11.1%
 Dade County, FL, AMBAC, 7.125s, 2015                  $1,380              $ 1,630,787
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                          2,600                3,439,930
 Orlando, FL, Capital Improvement Special Rev.,
  5s, 2017                                              3,575                3,259,399
 Puerto Rico Commonwealth, Series A, RITES,
  MBIA, 7.75s, 2019, ++++                               1,000                1,030,240
                                                                           -----------
                                                                           $ 9,360,356
--------------------------------------------------------------------------------------
State and Local Appropriation - 1.1%
 Miami-Dade County, FL, Florida School Board,
  FSA, 5s, 2017                                        $1,000              $   922,870
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 8.3%
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA, 7.2s, 2002          $1,000              $ 1,066,550
 Charlotte County, FL, Utility Rev., FGIC, 6.875s,
  2003                                                    500                  542,615
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), 6.75s, 2003                                  785                  847,462
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                            400                  529,456
 Florida Turnpike Authority Rev., "A" (Fitch Light),
  AMBAC, 7.125s, 2001                                   1,250                1,313,425
 Hillsborough County, FL, Capital Improvement
  Rev. (County Center), 6.75s, 2002                     1,500                1,592,175
 Port St. Lucie, FL, Utility Rev., Capital
  Appreciation, FGIC, 0s, 2006                          2,405                  710,509
 Puerto Rico Electric Power Authority Rev.,
  7s, 2001                                                240                  252,329
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2002                                      100                  105,915
                                                                           -----------
                                                                           $ 6,960,436
--------------------------------------------------------------------------------------
Airport and Port Revenue - 12.6%
 Broward County, FL, Airport Systems Rev.,
  AMBAC, 4.8s, 2014, ###                               $1,500              $ 1,372,335
 Greater Orlando Aviation Authority, FGIC,
  5.25s, 2018                                           1,000                  934,100
 Hillsborough County, FL, Aviation Authority Rev.
  (Delta Airlines), 6.8s, 2024, ###                     1,500                1,516,020
 Hillsborough County, FL, Aviation Authority Rev.
  (Tampa International)), FGIC, 5.875s, 2015              750                  768,443
 Hillsborough County, FL, Aviation Authority Rev.
  (US Air), 8.6s, 2022                                  2,400                2,554,560
 Lee County, FL, Airport Rev., FSA, 5.875s, 2018        1,000                1,011,660
 Miami-Dade County, FL, Florida Aviation Rev.,
  MBIA, 5.25s, 2018                                     1,500                1,399,755
 Pensacola, FL, Airport Rev., MBIA, 5.625s, 2014        1,000                1,007,150
                                                                           -----------
                                                                           $10,564,023
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 14.4%
 Connecticut Development Authority, Pollution
  Control Rev. (Connecticut Light & Power),
  5.85s, 2028                                          $  500              $   446,775
 Escambia County, FL, Utility Systems Rev., FGIC,
  6.25s, 2015                                           1,500                1,636,035
 Farmington, NM, Pollution Control Rev., 5.8s, 2022       500                  455,370
 Hillsborough County, FL, Industrial Development
  Rev. (Tampa Electric Co.), 8s, 2022                   3,000                3,256,770
 Matagorda County, TX (Reliant Energy),
  5.95s, 2030                                             500                  445,835
 Orlando, FL, Utility Commission, Water and
  Electric Rev., 6.75s, 2017                            1,500                1,697,115


Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)                    Value
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Puerto Rico Electric Power Authority, FSA,
  6s, 2016                                             $2,000              $ 2,061,220
 Puerto Rico Electric Power Authority, MBIA,
  6.125s, 2008                                          2,000                2,154,740
                                                                           -----------
                                                                           $12,153,860
--------------------------------------------------------------------------------------
Health Care Revenue - 6.8%
 Brevard County, FL, Health Facilities Authority
  Rev. (Friendly Village), 9.25s, 2012                 $  335              $   338,186
 Escambia County, FL, Health Facility Rev. (Baptist
  Hospital), 6.75s, 2014                                  175                  176,052
 Escambia County, FL, Health Facility Rev., "B"
  (Baptist Hospital), 6s, 2014                          1,000                  929,050
 Highlands County, FL, Health Facilities Authority
  Rev. (Adventist Health Systems), 5.25s, 2013          1,000                  863,700
 Jacksonville, FL, Health Facilities Authority,
  Hospital Rev., 5.375s, 2023                           1,000                  903,750
 Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National Cypress),
  7s, 2014                                              1,250                1,292,787
 Marion County, FL, Hospital District Rev.,
  5.5s, 2014                                            1,000                  915,740
 Orange County, FL, Industrial Development Rev.
  (Friendly Village), 9.25s, 2012                         335                  335,931
                                                                           -----------
                                                                           $ 5,755,196
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 3.1%
 Escambia County, FL, Industrial Development Rev.
  (Champion International), 6.8s, 2012                 $1,000              $ 1,027,430
 Escambia County, FL, Pollution Control Rev.
  (Champion International), 6.95s, 2007                 1,000                1,045,540
 Sweetwater County, WY, Solid Waste Disposal
  Rev., "A" (FMC Corp.), 7s, 2024                         500                  506,025
                                                                           -----------
                                                                           $ 2,578,995
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.5%
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA, 6.5s, 2007          $1,000              $ 1,047,350
 Charlotte County, FL, Health Care Facilities Rev.
  (Bon Secours), RIBS, FSA, 7.726s, 2027, ++++          2,500                2,523,750
 Hillsborough County, FL, Industrial Development
  Rev. (University Community Hospital), MBIA,
  6.5s, 2019                                            1,000                1,099,200
 Jacksonville, FL, Hospital Rev. (University Medical
  Center), CONNIE LEE, 6.6s, 2013                         500                  522,505
 Tallahassee, FL, Health Facilities Rev. (Tallahassee
  Memorial Regional Medical Center), MBIA,
  6.625s, 2013                                          1,000                1,079,570
                                                                           -----------
                                                                           $ 6,272,375
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.3%
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2010   $1,000              $   563,630
 Jacksonville, FL, Excise Taxes Rev., FGIC, 0s, 2011    1,000                  533,100
                                                                           -----------
                                                                           $ 1,096,730
--------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.3%
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "D", FSA, 6.95s, 2012                 $  220              $   227,249
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "E", GNMA, 7s, 2024                       60                   61,510
 Florida Housing Finance Corp. Rev., Homeowner
  Mortgage Series 4, FSA, 5.85s, 2031                   1,000                1,003,930


                                                                        19 - MFL

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Single Family Housing Revenue - continued
 Lee County, FL, Housing Financing Authority Rev.,
  GNMA, 6.5s, 2031                                    $  750              $   772,402
 Lee County, FL, Housing Finance Authority Rev.,
  GNMA, 7s, 2031                                       1,000                1,057,780
 Miami Dade County, FL, Housing Finance
  Authority Rev., GNMA, 5.2s, 2031                     1,000                  978,090
 Palm Beach County, FL, GNMA, 5.5s, 2022               1,000                  990,530
 Pinellas County, FL, Housing Authority Rev.,
  GNMA, 6.2s, 2031                                     1,000                1,023,050
                                                                          -----------
                                                                          $ 6,114,541
-------------------------------------------------------------------------------------
Solid Waste Revenue - 3.4%
 Tampa Bay, FL, Solid Waste System Rev., AMBAC,
  5.25s, 2013                                         $2,000              $ 1,961,500
 Tampa Bay, FL, Solid Waste System Rev. (McKay
  Bay Refuse), AMBAC, 4.75s, 2017                      1,000                  880,370
                                                                          -----------
                                                                          $ 2,841,870
-------------------------------------------------------------------------------------
Special Assessment District - 1.5%
 Arbor Greene, FL, Community Development
  District, 5.75s, 2006                               $  465              $   453,584
 Heritage Isles, FL, Community Development
  District, 5.75s, 2005                                  865                  848,167
                                                                          -----------
                                                                          $ 1,301,751
-------------------------------------------------------------------------------------
Turnpike Revenue - 7.0%
 Florida Mid Bay Bridge Authority Rev., AMBAC,
  0s, 2018                                            $1,000              $   330,360
 Florida Turnpike Authority, Turnpike Rev.
  (Department of Transportation), 5.75s, 2018          2,000                2,023,740
 Miami-Dade County, FL, Toll System Rev., FGIC,
  6s, 2020                                             1,000                1,029,150
 State of Florida, Department of Transportation,
  RITES, 5.169s, 2017, +++++                           3,000                2,547,840
                                                                          -----------
                                                                          $ 5,931,090
-------------------------------------------------------------------------------------
Universities - 3.0%
 Florida Housing Finance Corp. Rev. (Crossing at
  University Apartments), AMBAC, 5.1s, 2018           $1,250              $ 1,129,488
 Miami-Dade County, FL, Educational Facilities
  Authority Rev., 5.5s, 2018                           1,400                1,387,190
                                                                          -----------
                                                                          $ 2,516,678
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 7.4%
 Lee County, FL, Industrial Development Authority
  Rev. (Bonita Springs Utilities Project), MBIA,
  6.05s, 2015                                         $1,000              $ 1,028,030
 Miramar, FL, Wastewater Improvement Rev., FGIC,
  6.75s, 2016                                            955                1,037,111
 Seminole County, FL, Water & Sewer Rev., MBIA,
  6s, 2019                                             2,060                2,150,908
 Seminole County, FL, Water & Sewer Rev., MBIA,
  6s, 2019                                               940                  989,961
 Tampa, FL, Utility Systems Rev., FGIC, 5.75s, 2016    1,000                1,022,390
                                                                          -----------
                                                                          $ 6,228,400
-------------------------------------------------------------------------------------
Other - 1.2%
 Florida Municipal Loan Council Rev., MBIA,
  5.625s, 2019                                        $1,000              $   999,100
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $81,210,972)                      $81,598,271
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.8%
-------------------------------------------------------------------------------------
 Gulf Breeze, FL, Rev., due 04/05/00, at Amortized
  Cost and Value                                      $  700              $   700,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $81,910,972)                          $82,298,271

Other Assets, Less Liabilities - 2.2%                                       1,808,470
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $84,106,741
-------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.


20 - MFL

Portfolio of Investments - March 31, 2000

MFS GEORGIA MUNICIPAL BOND FUND

Municipal Bonds - 98.0%

-------------------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)                       Value
-------------------------------------------------------------------------------------------
General Obligation - 14.1%
 Commonwealth of Puerto Rico, Municipal Finance
  Agency, FSA, 7.857s, 2016 +++++                        $  500                  $  545,250
 Dalton, GA, Development Authority Rev., MBIA,
  5.5s, 2017                                              1,000                     989,850
 Forsyth County, GA, School District, 6s, 2015              750                     785,265
 Fulton County, GA, School District, 6.375s, 2010-2016    4,000                   4,412,740
 Marietta, GA, 5s, 2013                                     750                     714,615
 Rockland County, GA, Hospital Authority Rev.
  (Ty Cobb Healthcare Systems, Inc.), AMBAC,
  5.625s, 2020                                              500                     486,080
 State of Georgia, 5s, 2019                               1,000                     930,720
                                                                                 ----------
                                                                                 $8,864,520
-------------------------------------------------------------------------------------------
State and Local Appropriation - 11.6%
 Columbia County, GA (Courthouse/Detention
  Center), 5.625s, 2020                                  $1,490                  $1,462,688
 Fulton County, GA, Facilities Corp., AMBAC,
  5.5s, 2018                                                750                     739,583
 Fulton County, GA, Facilities Corp., AMBAC,
  5.9s, 2019                                              1,000                   1,015,580
 Georgia Municipal Assn., Inc., Installment Sale
  Program (Atlanta Detention Center), FSA,
  5s, 2014                                                4,350                   4,085,041
                                                                                 ----------
                                                                                 $7,302,892
-------------------------------------------------------------------------------------------
Refunded and Special Obligations - 8.6%
 Fulton County, GA, Water & Sewage Rev., FGIC,
  6.375s, 2014                                           $3,150                  $3,463,519
 Royston, GA, Hospital Authority Rev. (Ty Cobb
  Healthcare Systems, Inc.), 7.375s, 2001                 1,565                   1,647,116
 Territory of Virgin Islands, 7.75s, 2001                   305                     319,106
                                                                                 ----------
                                                                                 $5,429,741
-------------------------------------------------------------------------------------------
Airport and Port Revenue - 12.3%
 Atlanta, GA, Airport Facilities Rev., AMBAC,
  0s, 2010                                               $6,000                  $3,374,580
 Atlanta, GA, Airport Facilities Rev., MBIA, 0s, 2010     3,500                   1,983,450
 Commonwealth of Puerto Rico, Ports Authority
  Rev. (American Airlines, Inc.), 6.25s, 2026             1,000                     984,710
 Fulton County, GA, Development Authority Rev.,
  5.3s, 2013                                              1,500                   1,356,480
                                                                                 ----------
                                                                                 $7,699,220
-------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 9.3%
 Appling County, GA, Development Authority Rev.
  (Ogelthorpe Power Corp.), MBIA, 7.15s, 2021            $1,400                  $1,499,638
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 5.5s, 2009                                       1,000                   1,031,570
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 0s, 2013                                         1,675                     826,713
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 6.5s, 2020                                        1,250                   1,375,313
 Monroe County, GA, Development Authority,
  Pollution Control Rev. (Oglethorpe Power Co.),
  6.8s, 2012                                              1,000                   1,084,700
                                                                                 ----------
                                                                                 $5,817,934
-------------------------------------------------------------------------------------------
Health Care Revenue - 2.5%
 Richmond County, GA, Development Authority,
  Nursing Home Rev. (Beverly Enterprises, Inc.),
  8.75s, 2011                                            $1,190                  $1,263,566
 Royston, GA, Hospital Authority Rev. (Ty Cobb
  Healthcare Systems, Inc.), 6.125s, 2009                   330                     309,299
                                                                                 ----------
                                                                                 $1,572,865
-------------------------------------------------------------------------------------------


Municipal Bonds - continued

-------------------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)                       Value
-------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 8.0%
 Cartersville, GA, Development Authority Rev.,
  Water & Wastewater Facilities (Anheuser-Busch
  Cos., Inc.), 5.625s, 2009                              $1,500                  $1,526,325
 Savannah, GA, Economic Development Authority
  Rev. (Hershey Foods Corp.), 6.6s, 2012                  1,150                   1,201,716
 Savannah, GA, Economic Development Authority
  Rev. (Stone Container Corp.), 7.4s, 2026                  300                     300,318
 Savannah, GA, Economic Development Authority
  Rev. (Union Camp Corp.), 6.15s, 2017                    1,000                     992,450
 Wayne County, GA, Solid Waste Rev.
  (ITT-Rayonier, Inc), 8s, 2015                           1,000                   1,023,470
                                                                                 ----------
                                                                                 $5,044,279
-------------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.0%
 Savannah, GA, Hospital Authority Rev. (St.
  Josephs/Candler Health Systems, Inc.), FSA,
  5s, 2018                                               $1,400                  $1,255,730
-------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 6.2%
 Cobb County, GA, Housing Authority Rev.
  (Signature Place Corp.), 6.875s, 2017                  $1,405                  $1,447,010
 Hinesville, GA, Leased Housing Corp., FHA,
  6.7s, 2017                                                900                     935,262
 St. Mary's, GA, Housing Authority Rev.
  (Cumberland Oaks Apartments), FNMA,
  7.375s, 2022                                            1,470                   1,498,459
                                                                                 ----------
                                                                                 $3,880,731
-------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.5%
 Territory of Virgin Islands, Public Finance
  Authority, 5.5s, 2018                                  $1,000                  $  906,710
-------------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.9%
 DeKalb County, GA, Housing Authority Rev.,
  GNMA, 7.75s, 2022                                      $  285                  $  290,104
 Georgia Housing & Finance Authority Rev.,
  5.2s, 2020                                              1,000                     990,400
 Georgia Housing & Finance Authority Rev.,
  0s, 2031                                                2,995                     297,374
 Georgia Residential Finance Authority Rev., FHA,
  7.25s, 2021                                               240                     248,546
                                                                                 ----------
                                                                                 $1,826,424
-------------------------------------------------------------------------------------------
Universities - 3.9%
 Georgia Private Colleges & University Authority
  Rev. (Emory University), 5.75s, 2016                   $1,000                  $1,012,140
 Marietta, GA, Development Authority Rev.
  (Southern Polytech University), 6.25s, 2027             1,000                     920,050
 Savannah, GA, Economic Development Authority
  Rev. (College Of Art & Design, Inc.), 6.2s, 2009          500                     505,805
                                                                                 ----------
                                                                                 $2,437,995
-------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 14.3%
 Atlanta, GA, Water & Wastewater Rev., FGIC,
  6.167s, 2016 +++++                                     $4,000                  $4,038,960
 Brunswick, GA, Water and Sewer Rev., MBIA,
  6.1s, 2014                                              1,000                   1,067,430
 Cartersville, GA, Water and Sewer Rev., AMBAC,
  7.2s, 2012                                              2,225                   2,308,193
 Columbia County, GA, Water & Sewage Rev.,
  FGIC, 6.25s, 2018                                         470                     492,047
 Fulton County, GA, Water & Sewage Rev., FGIC,
  6.375s, 2014                                              100                     108,234
 Macon, GA, Water Authority, Water & Sewer
  Rev., 5.25s, 2014                                       1,000                     983,800
                                                                                 ----------
                                                                                 $8,998,664
-------------------------------------------------------------------------------------------


                                                                        21 - MGA

------------------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)                    Value
------------------------------------------------------------------------------------------
Other - 0.8%
 Clayton County, GA, Development Authority Rev.,
  6.25s, 2020                                                $500              $   519,920
------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $60,750,163)                           $61,557,625
------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.6%
------------------------------------------------------------------------------------------
 Georgia Hospital Financing Authority Rev.
  (Hospital Loan Program), due 04/03/00, at
  Amortized Cost and Value                                   $400              $   400,000
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $61,150,163)                               $61,957,625

Other Assets, Less Liabilities - 1.4%                                              873,577
------------------------------------------------------------------------------------------
Net assets - 100.0%                                                            $62,831,202
------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.


MFS MARYLAND MUNICIPAL BOND FUND

Municipal Bonds - 97.7%

------------------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)                    Value
------------------------------------------------------------------------------------------
General Obligation - 21.8%
 Anne Arundel County, MD, 4.9s, 2011                       $1,005              $   984,659
 Anne Arundel County, MD, 5s, 2015                          2,000                1,913,460
 Baltimore County, MD, 5.125s, 2013                         1,000                  988,690
 Baltimore, MD, Consolidated Public Improvement,
  7.15s, 2009                                               2,120                2,440,332
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2011                                          900                  906,174
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2013                                          770                  767,921
 Baltimore, MD, Consolidated Public Improvement,
  MBIA, 7s, 2009                                            1,000                1,143,150
 Frederick County, MD, Public Facilities, 5.25s, 2016       2,000                1,950,380
 Howard County, MD, Consolidated Public
  Improvement, "A", 5.5s, 2019                              1,000                  996,350
 Howard County, MD, Consolidated Public
  Improvement, "A", 5.5s, 2020                              2,000                1,985,400
 Howard County, MD, Metropolitan District,
  0s, 2008                                                  1,000                  648,700
 Montgomery County, MD, Consolidated Public
  Improvement, 5.75s, 2018                                  2,000                2,036,660
 Prince George's County, MD, 0s, 2007                       5,110                3,522,578
 Prince George's County, MD, Consolidated Public
  Improvement, FSA, 5.375s, 2015                            4,000                3,976,280
 Puerto Rico Municipal Finance Agency, FSA,
  6.857s, 2019 +++++                                        1,000                  983,220
 Washington, MD, Suburban Sanitation District,
  6.1s, 2015                                                1,070                1,104,797
 Washington, MD, Suburban Sanitation District,
  5.25s, 2016                                                 865                  846,333
 Worcester County, MD, Public Improvement,
  5.625s, 2013                                              1,620                1,666,818
 Worcester County, MD, Public Improvement,
  5.625s, 2015                                              2,030                2,068,874
                                                                               -----------
                                                                               $30,930,776
------------------------------------------------------------------------------------------
State and Local Appropriation - 9.6%
 Calvert County, MD, Community Lease Rev.,
  7.2s, 2010                                               $  750              $   770,310
 Howard County, MD, Certificates of Participation,
  8.15s, 2021                                                 450                  586,220
 Howard County, MD, Certificates of Participation,
  "A", 8s, 2019                                               805                1,021,537
 Howard County, MD, Certificates of Participation,
  "B", 8s, 2019                                               385                  488,561
 Howard County, MD, Certificates of Participation,
  "C", 8s, 2019                                               680                  862,913
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., AMBAC, 5.875s, 2012                         1,000                1,040,430
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2005                             2,495                1,915,511
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2006                             2,490                1,813,567
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2004                       980                  793,124
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2006                     1,800                1,311,012
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2009                     1,500                  926,730
 Puerto Rico Public Finance Corp., AMBAC,
  6.857s, 2013 +++++                                          500                  519,990
 Puerto Rico Public Finance Corp., AMBAC,
  6.857s, 2016 +++++                                        1,520                1,533,953
                                                                               -----------
                                                                               $13,583,858
------------------------------------------------------------------------------------------


22 - MMD

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)                    Value
---------------------------------------------------------------------------------------
Refunded and Special Obligations - 10.7%
 Maryland Health & Higher Education Facilities
  Authority Rev. (Good Samaritan Hospital),
  5.7s, 2009                                            $1,085              $ 1,131,579
 Maryland Health & Higher Education Facilities
  Authority Rev. (Howard County General
  Hospital), 5.5s, 2021                                  4,000                3,916,120
 Maryland Health & Higher Education Facilities
  Authority Rev. (Kennedy Institute), 6.75s, 2001          500                  513,060
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 6.5s, 2001                              1,000                1,023,750
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 7s, 2001                                1,840                1,929,479
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2006       1,135                  821,944
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2008       1,400                  908,348
 Prince George's County, MD, Hospital Rev.
  (Dimensions Health Corp.), 7.25s, 2002                 2,000                2,143,920
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009                                             485                  611,086
 Puerto Rico Electric Power Authority Rev.,
  7s, 2001                                               1,000                1,051,370
 Washington, MD, Suburban Sanitation District,
  6.9s, 2001                                             1,045                1,092,704
                                                                            -----------
                                                                            $15,143,360
---------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 2.1%
 Guam Power Authority Rev., AMBAC,
  5.956s, 2015 +++++                                    $1,680              $ 1,619,856
 Puerto Rico Electric Power Authority, Power Rev.,
  FSA, 6.357s, 2015 +++++                                1,400                1,355,872
                                                                            -----------
                                                                            $ 2,975,728
---------------------------------------------------------------------------------------
Health Care Revenue - 4.4%
 Berlin, MD, Hospital Rev. (Atlantic General
  Hospital), 8.375s, 2022                               $1,307              $ 1,321,000
 Maryland Health & Higher Education Facilities
  Authority Rev. (Bradford Oaks Center),
  6.375s, 2027                                           1,500                1,235,805
 Maryland Health & Higher Education Facilities
  Authority Rev. (Catholic Health Initiatives),
  6s, 2020                                               1,000                1,008,370
 Maryland Health & Higher Education Facilities
  Authority Rev. (Doctors Community Hospital),
  5.5s, 2024                                             2,000                1,545,440
 Maryland Health & Higher Education Facilities
  Authority Rev. (Johns Hopkins Hospital), 0s, 2010      2,000                1,121,280
                                                                            -----------
                                                                            $ 6,231,895
---------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.2%
 Baltimore, MD, Port Facilities Rev. (DuPont (E.I.)
  de Nemours), 6.5s, 2011                               $1,500              $ 1,584,345
 Northeast Maryland Waste Disposal Authority
  Resources Recovery Rev. (Baltimore Resco
  Retrofit), 5s, 2012                                    1,000                  827,110
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 10.5s, 2004                     150                  151,385
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 9.125s, 2015                    500                  507,400
                                                                            -----------
                                                                            $ 3,070,240
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)                    Value
---------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.6%
 Maryland Health & Higher Education Facilities
  Authority Rev. (Anne Arundel Medical Center),
  FSA, 5.25s, 2012                                      $1,510              $ 1,497,226
 Maryland Health & Higher Education Facilities
  Authority Rev. (Frederick Memorial Hospital),
  FGIC, 5.25s, 2013                                      4,550                4,535,349
 Maryland Health & Higher Education Facilities
  Authority Rev. (Medlantic/Helix), AMBAC,
  5.25s, 2013                                            1,000                  982,670
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mercy Medical Center), FSA,
  5.625s, 2017                                           1,800                1,792,656
 Maryland Health & Higher Education Facilities
  Authority Rev. (Upper Chesapeake Hospital),
  FSA, 5.5s, 2020                                        2,000                1,925,040
 Maryland Industrial Development Finance
  Authority, Economic Development Rev. (Bon
  Secours Health System), FSA, 7.619s, 2022              1,400                1,491,490
                                                                            -----------
                                                                            $12,224,431
---------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.5%
 Baltimore, MD, City Housing, FHA, 7.75s, 2009          $  835              $   842,306
 Baltimore, MD, City Housing, FNMA, 7.25s, 2023          1,185                1,189,622
 Maryland Community Development Administration,
  7.375s, 2021                                             330                  340,128
 Maryland Community Development Administration,
  0s, 2032                                              11,605                  975,168
 Maryland Community Development Administration,
  7.8s, 2032                                             1,190                1,215,668
 Montgomery County, MD, Housing Opportunities
  Commission, 7.375s, 2032                                 440                  452,126
                                                                            -----------
                                                                            $ 5,015,018
---------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.3%
 Virgin Islands, Public Finance Authority,
  5.875s, 2018                                          $1,000              $   914,980
 Virgin Islands, Public Finance Authority, 5.5s, 2022    1,000                  886,240
                                                                            -----------
                                                                            $ 1,801,220
---------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.0%
 Maryland Community Development Administration,
  5.875s, 2016                                          $1,850              $ 1,868,500
 Maryland Community Development Administration,
  6.05s, 2020                                            1,000                  998,850
 Maryland Community Development Administration,
  7.3s, 2025                                               940                  961,094
 Maryland Community Development Administration,
  6.75s, 2026 ###                                        2,235                2,301,357
 Montgomery County, MD, Housing Opportunities
  Commission, 7.5s, 2017                                    60                   61,381
 Prince George's County, MD, Housing Authority
  Rev., GNMA, 4.8s to 2000, 5.375s to 2018               1,000                  958,080
                                                                            -----------
                                                                            $ 7,149,262
---------------------------------------------------------------------------------------
Solid Waste Revenue - 5.4%
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), 6s, 2006                         $1,100              $ 1,139,567
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), MBIA, 6.3s, 2016                  2,000                2,057,360
 Northeast Maryland Waste Disposal Authority
  (Southwest County Resource Recovery), MBIA,
  7.2s, 2005                                             1,000                1,091,420


                                                                        23 - MMD

------------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)             Value
------------------------------------------------------------------------------------
Solid Waste Revenue - continued
 Prince George's County, MD (Solid Waste
  Management), FSA, 5.25s, 2013                             $3,500      $  3,439,765
                                                                        ------------
                                                                        $  7,728,112
------------------------------------------------------------------------------------
Turnpike Revenue - 2.0%
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2013                                                $2,000      $  2,029,320
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., FSA, 5.5s, 2013                                850           877,166
                                                                        ------------
                                                                        $  2,906,486
------------------------------------------------------------------------------------
Universities - 9.9%
 Annapolis, MD, Economic Development Rev. (St.
  John's College), 5.5s, 2018                               $  750      $    693,938
 Maryland Economic Development Corp., Student
  Housing Rev. (Salibury), 6s, 2019                          1,000           969,870
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins University),
  5.125s, 2020                                               6,000         5,580,780
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins University),
  5.625s, 2027                                               1,400         1,374,170
 Maryland Health & Higher Education Facilities
  Authority Rev. (Loyola College), MBIA, 5.5s, 2016          3,000         2,973,750
 Morgan, MD, State University, Academic &
  Auxiliary Facilities Rev., MBIA, 6.05s, 2015               1,500         1,598,370
 University of Maryland, Auxillary Facilities &
  Tuition Rev., 0s, 2004                                     1,000           799,220
                                                                        ------------
                                                                        $ 13,990,098
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.3%
 Baltimore, MD, Wastewater Rev., FGIC,
  6s, 2015 ###                                              $1,000      $  1,060,430
 Baltimore, MD, Wastewater Rev., MBIA,
  5.65s, 2020                                                2,000         2,009,160
 Baltimore, MD, Wastewater Rev., MBIA,
  6.782s, 2020                                               3,000         3,027,480
                                                                        ------------
                                                                        $  6,097,070
------------------------------------------------------------------------------------
Other - 6.9%
 Baltimore County, MD, 5.375s, 2013                         $1,600      $  1,567,440
 Baltimore, MD, Convention Center Rev., MBIA,
  5.5s, 2014                                                 2,695         2,716,991
 Maryland Industrial Development Finance
  Authority (American Center for Physics),
  6.625s, 2017                                               1,500         1,536,120
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8s, 2012                       2,825         3,075,154
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8.25s, 2012                      795           832,087
                                                                        ------------
                                                                        $  9,727,792
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $135,772,346)                   $138,575,346
------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.9%
------------------------------------------------------------------------------------
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 04/03/00                                   $  300      $    300,000
 Sevier County, TN, Public Building Authority, due
  04/06/00                                                   1,000         1,000,000
------------------------------------------------------------------------------------
Total Floating Rate Demand Notes at Identified Cost                     $  1,300,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $137,072,346)                       $139,875,346


------------------------------------------------------------------------------------

                                                                               Value
------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.4%                                   $  1,926,921
------------------------------------------------------------------------------------
Net assets - 100.0%                                                     $141,802,267
------------------------------------------------------------------------------------


See portfolio footnotes and notes to financial statements.


24 - MMD

Portfolio of Investments - March 31, 2000

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Municipal Bonds - 96.4%

-----------------------------------------------------------------------------------
                                          Principal Amount
Issuer                                       (000 Omitted)                    Value
-----------------------------------------------------------------------------------
General Obligation - 16.2%
 Belmont, MA, 5s, 2015                             $ 2,165              $ 2,068,354
 Boston, MA, 5.75s, 2019                             3,745                3,767,919
 Central Berkshire, MA, Regional School District,
  FSA, 5.25s, 2016 ###                               1,410                1,366,713
 Commonwealth of Massachusetts, 0s, 2004             1,080                  852,152
 Commonwealth of Massachusetts, 6s, 2013               125                  131,653
 Commonwealth of Massachusetts, 6s, 2015             3,000                3,124,560
 Commonwealth of Massachusetts, 5.875s, 2017         2,000                2,048,360
 Commonwealth of Massachusetts, MBIA,
  7.5s, 2004                                         2,850                3,087,946
 Dudley-Charlton, MA, Regional School District,
  FGIC, 5.864s, 2015 +++++                           1,365                1,330,411
 Dudley-Charlton, MA, Regional School District,
  FGIC, 5.864s, 2016 +++++                           1,430                1,377,233
 Dudley-Charlton, MA, Regional School District,
  FGIC, 5.864s, 2018 +++++                           1,565                1,468,064
 Fitchburg, MA, MBIA, 5s, 2015                       2,480                2,330,878
 Haverhill, MA, FGIC, 5s, 2017                       1,000                  935,070
 Holyoke, MA, 8s, 2001                                 110                  112,530
 Lawrence, MA, AMBAC, 9.75s, 2002                      250                  272,993
 Lowell, MA, 8.4s, 2009                              1,000                1,046,160
 Lynn, MA, AMBAC, 5.125s, 2018                       3,690                3,439,338
 Middleborough, MA, FGIC, 5.6s, 2014                    75                   76,194
 Northbridge, MA, 7.6s, 2001                           125                  129,274
 Norton, MA, FGIC, 5.125s, 2014                      1,000                  971,350
 Springfield, MA, Municipal Purpose Loan, FSA,
  6.25s, 2019                                        2,300                2,414,402
 Sutton, MA, MBIA, 5.5s, 2017                        1,000                  993,290
 Sutton, MA, MBIA, 5.5s, 2019                        1,000                  979,130
 Worcester, MA, FSA, 6s, 2016                        3,155                3,288,173
                                                                        -----------
                                                                        $37,612,147
-----------------------------------------------------------------------------------
State and Local Appropriation - 10.1%
 Massachusetts Bay Transportation Authority,
  7s, 2021                                         $ 5,000              $ 5,670,750
 Massachusetts Bay Transportation Authority
  (General Transportation Systems), 6.2s, 2016      10,000               10,766,800
 Plymouth County, MA, Correctional Facilities,
  AMBAC, 5.125s, 2018 +                              5,000                4,605,650
 Puerto Rico Public Finance Corp., AMBAC,
  6.857s, 2016 +                                     2,500                2,522,950
                                                                        -----------
                                                                        $23,566,150
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 18.6%
 Commonwealth of Massachusetts, AMBAC,
  6.75s, 2001                                      $ 2,350              $ 2,462,189
 Commonwealth of Massachusetts, ETM, 0s, 2000        8,170                6,456,588
 Commonwealth of Massachusetts, ETM, 0s, 2000        2,000                1,520,940
 Commonwealth of Massachusetts, ETM, 0s, 2000        2,000                1,495,180
 Commonwealth of Massachusetts, ETM, FGIC,
  7s, 2007                                           1,150                1,306,917
 Haverhill, MA, FGIC, 7s, 2002                       1,250                1,333,100
 Holyoke, MA, MBIA, 8s, 2001                         1,500                1,559,880
 Holyoke, MA, MBIA, 8.1s, 2002                         500                  548,545
 Martha's Vineyard, MA, Land Bank (Land
  Acquisition), 8.125s, 2001                         3,200                3,354,048
 Massachusetts Health & Education Facilities
  Authority (Fairview Extended Care Facility),
  10.25s, 2001                                       2,000                2,144,280
 Massachusetts Health & Education Facilities
  Authority (Massachusetts Eye & Ear Infirmary),
  7.375s, 2001                                       3,000                3,156,660


-----------------------------------------------------------------------------------
                                          Principal Amount
Issuer                                       (000 Omitted)                    Value
-----------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Massachusetts Health & Education Facilities
  Authority (New England Deaconess Hospital),
  6.875s, 2002                                      $2,350              $ 2,491,117
 Massachusetts Health & Education Facilities
  Authority (Newton-Wellesley Hospital), 8s, 2000    1,640                1,687,396
 Massachusetts Industrial Finance Agency (Curry
  College), 8s, 2004                                   490                  559,673
 Massachusetts Industrial Finance Agency (Curry
  College), 8s, 2004                                 1,755                1,993,452
 Massachusetts Industrial Finance Agency (Dexter
  School), 7.5s, 2001                                1,430                1,503,631
 Massachusetts Industrial Finance Agency
  (Emerson College), 8.9s, 2001                      1,000                1,052,600
 Massachusetts Industrial Finance Agency (Vinfen
  Corp.), 7.1s, 2003                                   635                  693,553
 Massachusetts Industrial Finance Agency, Tunnel
  Rev. (Mass. Turnpike), 9s, 2000                    5,035                5,235,041
 Massachusetts Port Authority, ETM, 12.75s, 2000       325                  355,492
 Massachusetts Port Authority, ETM, 13s, 2000          780                1,211,566
 Nantucket Island, MA, Land Bank, 7.75s, 2001        1,200                1,268,772
                                                                        -----------
                                                                        $43,390,620
-----------------------------------------------------------------------------------
Airport and Port Revenue - 7.8%
 Massachusetts Port Authority, 5s, 2015             $5,600              $ 5,213,040
 Massachusetts Port Authority, 6s, 2015                900                  933,435
 Massachusetts Port Authority, 6.125s, 2017          1,460                1,516,867
 Massachusetts Port Authority, FGIC, 7.5s, 2020      3,440                3,525,105
 Massachusetts Port Authority (USAIR), 5.875s,
  2016                                               1,900                1,924,833
 Massachusetts Port Authority (USAIR), MBIA,
  5.625s, 2011                                       1,140                1,159,517
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                         2,370                2,344,001
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                        1,500                1,477,065
                                                                        -----------
                                                                        $18,093,863
-----------------------------------------------------------------------------------
Health Care Revenue - 9.4%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Stonehedge Convalescent
  Center), 10.75s, 2011                             $  570              $   584,524
 Massachusetts Health & Education Facilities
  Authority (Caritas Christi), 5.7s, 2015              980                  816,830
 Massachusetts Health & Education Facilities
  Authority (Children's Hospital), 6.125s, 2012      2,285                2,342,810
 Massachusetts Health & Education Facilities
  Authority (Jordan Hospital), 5.25s, 2018           2,555                2,052,713
 Massachusetts Health & Education Facilities
  Authority (North Adams Regional Hospital),
  6.625s, 2018                                         975                  914,111
 Massachusetts Health & Education Facilities
  Authority (South Shore Hospital), 5.625s, 2019     1,970                1,732,418
 Massachusetts Industrial Finance Agency
  (Beverly Enterprises), 8.375s, 2009                4,040                4,256,584
 Massachusetts Industrial Finance Agency
  (Evanswood), 7.625s, 2014                          1,200                  924,000
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2004      5,000                3,995,400
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2010      5,300                2,990,366
 Massachusetts Industrial Finance Agency
  (Needham/Hamilton House), 11s, 2010                  400                  411,288


                                                                        25 - MMA

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Health Care Revenue - continued
 Massachusetts Industrial Finance Agency (WNR,
  Inc.), 9s, 2023                                     $  925              $   792,170
                                                                          -----------
                                                                          $21,813,214
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 1.6%
 Massachusetts Development Finance Agency
  (Springfield Resources Recovery), 5.625s, 2019      $2,000              $ 1,864,140
 Massachusetts Industrial Finance Agency (Welch
  Foods, Inc.), 5.6s, 2017                             1,700                1,568,335
 Springfield, MA, Industrial Development Finance
  Agency (Terminal Building), 8s, 2001                   287                  287,110
                                                                          -----------
                                                                          $ 3,719,585
-------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.5%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Alzheimers Center), FHA,
  5.5s, 2012                                          $  695              $   688,710
 Massachusetts Health & Education Facilities
  Authority (Central New England Health), AMBAC,
  5.5s, 2014                                           1,250                1,245,875
 Massachusetts Health & Education Facilities
  Authority (Newton Wellsley College), MBIA,
  6.125s, 2015                                         1,000                1,036,840
 Massachusetts Health & Education Facilities
  Authority (Partners Healthcare), MBIA,
  5.375s, 2018                                         2,000                1,904,580
 Massachusetts Health & Education Facilities
  Authority (UMass Memorial), AMBAC,
  5.25s, 2014                                          1,000                  972,270
                                                                          -----------
                                                                          $ 5,848,275
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.1%
 Massachusetts Housing Finance Agency, FNMA,
  6.9s, 2025                                          $1,700              $ 1,774,171
 Somerville, MA, Housing Authority Rev.
  (Clarendon Hill), GMNA, 7.85s, 2010                    865                  883,987
                                                                          -----------
                                                                          $ 2,658,158
-------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.9%
 Commonwealth of Massachusetts, 5s, 2017              $3,050              $ 2,845,863
 Territory of Virgin Islands, Public Finance
  Authority, 5.875s, 2018                              1,520                1,390,770
 Territory of Virgin Islands, Public Finance
  Authority, 5.5s, 2022                                2,950                2,614,408
                                                                          -----------
                                                                          $ 6,851,041
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.6%
 Massachusetts Housing Finance Agency,
  6.6s, 2026                                          $  850              $   869,355
 Massachusetts Industrial Finance Agency, MBIA,
  6.35s, 2022                                          2,880                2,923,776
                                                                          -----------
                                                                          $ 3,793,131
-------------------------------------------------------------------------------------
Solid Waste Revenue - 1.2%
 Massachusetts Development Finance Agency,
  Resource Recovery Rev. (Waste Management,
  Inc.), 6.9s, 2029                                   $  975              $   972,504
 Massachusetts Industrial Finance Agency (Ogden
  Haverhill), 5.6s, 2019                               2,000                1,713,480
                                                                          -----------
                                                                          $ 2,685,984
-------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Universities - 16.4%
 Commonwealth of Massachusetts, College
  Building, MBIA, 5.625s, 2016                        $1,650              $ 1,659,356
 Massachusetts Development Finance Agency
  Rev. (Eastern Nazarine College), 5.625s, 2019        1,700                1,554,293
 Massachusetts Development Finance Agency
  Rev. (Higher Education Smith College),
  5.625s, 2016                                         1,335                1,323,933
 Massachusetts Development Finance Agency
  Rev. (Higher Education Smith College), 5.5s, 2017    1,310                1,309,332
 Massachusetts Development Finance Agency
  Rev. (Suffolk University), 5.75s, 2019               1,000                  957,140
 Massachusetts Development Finance Agency
  Rev. (Suffolk University), 5.85s, 2029               1,000                  947,790
 Massachusetts Development Finance Agency
  Rev. (Williston Northampton School), 6.5s, 2028      1,000                  922,280
 Massachusetts Development Finance Agency
  Rev. (Xaverian Brothers High School), 5.55s, 2019    1,000                  950,980
 Massachusetts Development Finance Agency
  Rev. (Xaverian Brothers High School), 5.65s, 2029    1,000                  940,200
 Massachusetts Health & Education Facilities
  Authority (Boston College), 5.25s, 2018              3,500                3,318,630
 Massachusetts Health & Education Facilities
  Authority (Boston College), 5.25s, 2023              4,350                4,073,036
 Massachusetts Health & Education Facilities
  Authority (Learning Center for Deaf Children),
  6.1s, 2019                                           1,000                  932,000
 Massachusetts Health & Education Facilities
  Authority (Simmons College), AMBAC,
  6.05s, 2020                                          1,745                1,789,340
 Massachusetts Health & Education Facilities
  Authority (University of Massachusetts), FGIC,
  5.75s, 2019                                          2,395                2,403,981
 Massachusetts Health & Education Facilities
  Authority (University of Massachusetts), FGIC,
  5.85s, 2020                                          1,300                1,311,362
 Massachusetts Health & Education Facilities
  Authority (Wheaton College), 5.25s, 2019             1,000                  928,820
 Massachusetts Industrial Finance Agency
  (Belmont Hill School), 5.625s, 2020                  1,150                1,103,356
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2004                1,000                  795,720
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2005                1,000                  754,000
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2009                1,000                  604,120
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2010                1,000                  570,590
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2011                  500                  269,250
 Massachusetts Industrial Finance Agency
  (Concord Academy), 5.5s, 2027                        1,950                1,741,662
 Massachusetts Industrial Finance Agency (Groton
  School), 5s, 2018                                    2,960                2,699,727
 Massachusetts Industrial Finance Agency (Lesley
  College), CONNIE LEE, 6.3s, 2025                     2,000                2,054,520
 Massachusetts Industrial Finance Agency (Tabor
  Academy), 5.4s, 2018                                   900                  811,494
 Massachusetts Industrial Finance Agency
  (Western New England College), AMBAC,
  5s, 2018                                             1,555                1,419,979
                                                                          -----------
                                                                          $38,146,891
-------------------------------------------------------------------------------------


26 - MMA

-------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)                     Value
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.1%
 Massachusetts Water Pollution Abatement,
  5.125s, 2016                                        1,600                 1,535,440
 Massachusetts Water Pollution Abatement,
  5.75s, 2017                                         2,900                 2,934,394
 Massachusetts Water Resources Authority,
  AMBAC, 5.25s, 2015                                  1,500                 1,480,680
 Massachusetts Water Resources Authority, FGIC,
  6s, 2021                                            1,000                 1,018,740
 Massachusetts Water Resources Authority,
  MBIA, 5s, 2016                                      1,000                   937,060
 Massachusetts Water Resources Authority,
  MBIA, 5.25s, 2020                                   1,535                 1,426,844
 Massachusetts Water Resources Authority,
  RITES, 8.192s, 2019 +++++                           4,010                 4,924,520
                                                                            ---------
                                                                         $ 14,257,678
-------------------------------------------------------------------------------------
Other - 0.9%
 Commonwealth of Massachusetts, 5.125s, 2015         $1,000              $    949,940
 Rail Connections, Inc., MA (Route 128 Parking
  Garage), 6s, 2012                                     450                   453,784
 Rail Connections, Inc., MA (Route 128 Parking
  Garage), 6s, 2013                                     500                   500,130
 Rail Connections, Inc., MA (Route 128 Parking
  Garage), 6s, 2014                                     250                   247,538
                                                                         ------------
                                                                         $  2,151,392
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $222,709,630)                    $224,588,129
------------------------------------------------------------------------ ------------


-------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)                     Value
-------------------------------------------------------------------------------------
Floating Rate Demand Notes - 4.7%
-------------------------------------------------------------------------------------
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 04/03/00                            $4,600              $  4,600,000
 Knoxville, TN, Utilities Board Rev., due 04/03/00    1,700                 1,700,000
 Long Island, NY, Power Authority, Electric
  Systems Rev., due 04/03/00                          2,000                 2,000,000
 Massachusetts Health & Education Facilities
  Authority, due 04/03/00                             1,900                 1,900,000
 Sevier County, TN, Public Building Authority, due
  04/06/00                                              800                   800,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost, $11,000,000        $ 11,000,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $233,709,630)                        $235,588,129

Other Assets, Less Liabilities - (1.1%)                                    (2,617,279)
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $232,970,850
-------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:
++++ Inverse floating rate security.
   + Restricted security.
 ### Security segregated as collateral for an open futures contract.


                                                                        27 - MMA

Financial Statements


Statements of Assets and Liabilities

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       Alabama        Arkansas      California
March 31, 2000                                                                            Fund            Fund            Fund
--------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $81,840,084    $111,708,471    $262,580,707
  Unrealized appreciation                                                              345,930       2,956,858       3,264,261
                                                                                   -----------    ------------    ------------
    Total investments, at value                                                    $82,186,014    $114,665,329    $265,844,968
 Cash                                                                                   69,522          53,179          14,782
 Receivable for daily variation margin on open futures contracts                         7,656           6,687          34,031
 Receivable for Fund shares sold                                                        90,881          42,941         277,352
 Receivable for investments sold                                                     1,104,810       9,486,636       3,740,093
 Interest receivable                                                                 1,515,641       1,690,956       3,311,040
 Other assets                                                                            1,093           1,834           3,604
                                                                                   -----------    ------------    ------------
    Total assets                                                                   $84,975,617    $125,947,562    $273,225,870
                                                                                   -----------    ------------    ------------
Liabilities:
 Distributions payable                                                             $   211,401    $    261,320    $    620,288
 Payable for Fund shares reacquired                                                     55,725         149,306         790,271
 Payable for investments purchased                                                     967,211       9,113,487       3,985,560
 Payable to affiliates -
  Management fee                                                                           802           1,116           1,468
  Shareholder servicing agent fee                                                          229             319             734
  Distribution and service fee                                                             797           3,379          22,726
  Administrative fee                                                                        40              56             128
 Accrued expenses and other liabilities                                                 77,510          80,501         127,675
                                                                                   -----------    ------------    ------------
    Total liabilities                                                              $ 1,313,715    $  9,609,484    $  5,548,850
                                                                                   -----------    ------------    ------------
Net assets                                                                         $83,661,902    $116,338,078    $267,677,020
                                                                                   -----------    ------------    ------------
Net assets consist of:
 Paid-in capital                                                                   $83,283,135    $120,016,368    $268,266,411
 Unrealized appreciation on investments                                                406,237       3,013,134       3,500,420
 Accumulated net realized loss on investments                                         (268,559)     (6,774,077)     (4,262,285)
 Accumulated undistributed net investment income                                       241,089          82,653         172,474
                                                                                   -----------    ------------    ------------
    Total                                                                          $83,661,902    $116,338,078    $267,677,020
                                                                                   -----------    ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                             7,275,319      11,140,796      35,672,629
 Class B                                                                             1,092,622         958,798      10,941,652
 Class C                                                                                    --              --       1,896,122
                                                                                   -----------    ------------    ------------
    Total shares of beneficial interest outstanding                                  8,367,941      12,099,594      48,510,403
                                                                                   -----------    ------------    ------------
Net assets:
 Class A                                                                           $72,735,530    $107,111,083    $196,828,249
 Class B                                                                            10,926,372       9,226,995      60,366,581
 Class C                                                                                    --              --      10,482,190
                                                                                   -----------    ------------    ------------
    Total net assets                                                               $83,661,902    $116,338,078    $267,677,020
                                                                                   -----------    ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $     10.00    $       9.61    $       5.52
                                                                                   -----------    ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $     10.50    $      10.09    $       5.80
                                                                                   -----------    ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $     10.00    $       9.62    $       5.52
                                                                                   -----------    ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                      --              --     $       5.53
                                                                                   -----------    ------------    ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------
                                                                                        Florida        Georgia
March 31, 2000                                                                             Fund           Fund
---------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                   $81,910,972    $61,150,163
  Unrealized appreciation                                                               387,299        807,462
                                                                                    -----------    -----------
    Total investments, at value                                                     $82,298,271    $61,957,625
 Cash                                                                                    78,155         33,719
 Receivable for daily variation margin on open futures contracts                          5,500             --
 Receivable for Fund shares sold                                                         30,685         41,513
 Receivable for investments sold                                                      3,413,014        561,187
 Interest receivable                                                                  1,706,014      1,085,197
 Other assets                                                                             1,282            947
                                                                                    -----------    -----------
    Total assets                                                                    $87,532,921    $63,680,188
                                                                                    -----------    -----------
Liabilities:
 Distributions payable                                                              $   235,336    $   126,621
 Payable for Fund shares reacquired                                                      51,345        141,980
 Payable for investments purchased                                                    3,053,349        495,500
 Payable to affiliates -
  Management fee                                                                            807            603
  Shareholder servicing agent fee                                                           230            172
  Distribution and service fee                                                              436            737
  Administrative fee                                                                         40             30
 Accrued expenses and other liabilities                                                  84,637         83,343
                                                                                    -----------    -----------
    Total liabilities                                                               $ 3,426,180    $   848,986
                                                                                    -----------    -----------
Net assets                                                                          $84,106,741    $62,831,202
                                                                                    -----------    -----------
Net assets consist of:
 Paid-in capital                                                                    $89,644,150    $63,183,201
 Unrealized appreciation on investments                                                 425,422        807,462
 Accumulated net realized loss on investments                                        (6,002,256)    (1,124,756)
 Accumulated undistributed (distributions in excess of) net investment income            39,425        (34,705)
                                                                                    -----------    -----------
    Total                                                                           $84,106,741    $62,831,202
                                                                                    -----------    -----------
Shares of beneficial interest outstanding:
 Class A                                                                              6,768,913      4,683,366
 Class B                                                                              2,112,182      1,439,529
                                                                                    -----------    -----------
    Total shares of beneficial interest outstanding                                   8,881,095      6,122,895
                                                                                    -----------    -----------
Net assets:
 Class A                                                                            $64,107,475    $48,054,121
 Class B                                                                             19,999,266     14,777,081
                                                                                    -----------    -----------
    Total net assets                                                                $84,106,741    $62,831,202
                                                                                    -----------    -----------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      9.47    $     10.26
                                                                                    -----------    -----------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)     $      9.94    $     10.77
                                                                                    -----------    -----------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)               $      9.47    $     10.27
                                                                                    -----------    -----------

------------------------------------------------------------------------------------------------------------------
                                                                                       Maryland    Massachusetts
March 31, 2000                                                                             Fund             Fund
------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $137,072,346     $233,709,630
  Unrealized appreciation                                                             2,803,000        1,878,499
                                                                                   ------------     ------------
    Total investments, at value                                                    $139,875,346     $235,588,129
 Cash                                                                                    42,359           84,395
 Receivable for daily variation margin on open futures contracts                         20,781           18,562
 Receivable for Fund shares sold                                                         43,192           79,675
 Receivable for investments sold                                                      3,191,085          380,000
 Interest receivable                                                                  2,134,281        3,653,793
 Other assets                                                                             1,979            3,386
                                                                                   ------------     ------------
    Total assets                                                                   $145,309,023     $239,807,940
                                                                                   ------------     ------------
Liabilities:
 Distributions payable                                                             $    265,907     $    560,316
 Payable for Fund shares reacquired                                                     166,745          158,109
 Payable for investments purchased                                                    2,981,833        6,007,990
 Payable to affiliates -
  Management fee                                                                          1,359            2,227
  Shareholder servicing agent fee                                                           388              637
  Distribution and service fee                                                            1,837            2,691
  Administrative fee                                                                         68              112
 Accrued expenses and other liabilities                                                  88,619          105,008
                                                                                   ------------     ------------
    Total liabilities                                                              $  3,506,756     $  6,837,090
                                                                                   ------------     ------------
Net assets                                                                         $141,802,267     $232,970,850
                                                                                   ------------     ------------
Net assets consist of:
 Paid-in capital                                                                   $142,730,102     $233,568,987
 Unrealized appreciation on investments                                               2,954,594        1,984,316
 Accumulated net realized loss on investments                                        (3,771,126)      (2,739,076)
 Accumulated undistributed (distributions in excess of) net investment income          (111,303)         156,623
                                                                                   ------------     ------------
    Total                                                                          $141,802,267     $232,970,850
                                                                                   ------------     ------------
Shares of beneficial interest outstanding:
 Class A                                                                             10,630,243       19,557,306
 Class B                                                                              2,484,032        2,427,674
                                                                                   ------------     ------------
    Total shares of beneficial interest outstanding                                  13,114,275       21,984,980
                                                                                   ------------     ------------
Net assets:
 Class A                                                                           $114,956,874     $207,227,905
 Class B                                                                             26,845,393       25,742,945
                                                                                   ------------     ------------
    Total net assets                                                               $141,802,267     $232,970,850
                                                                                   ------------     ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      10.81     $      10.60
                                                                                   ------------     ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $      11.35     $      11.13
                                                                                   ------------     ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      10.81     $      10.60
                                                                                   ------------     ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statements of Operations

----------------------------------------------------------------------------------------------------------------
                                                                Alabama           Arkansas          California
Year Ended March 31, 2000                                          Fund               Fund                Fund
----------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                            $ 5,220,564        $ 7,356,595        $ 16,165,612
                                                            -----------        -----------        ------------
 Expenses -
  Management fee                                            $   464,761        $   689,437        $  1,553,566
  Trustees' compensation                                         16,303             17,342              18,882
  Shareholder servicing agent fee                                84,661            125,367             282,416
  Distribution and service fee (Class A)                        182,249            115,546             209,900
  Distribution and service fee (Class B)                        116,221             98,071             567,787
  Distribution and service fee (Class C)                             --                 --             104,198
  Administrative fee                                             10,962             16,251              36,633
  Custodian fee                                                  34,076             48,897              94,111
  Printing                                                        4,791              6,376              13,711
  Postage                                                         1,913              6,716              12,230
  Auditing fees                                                  30,370             30,770              30,770
  Legal fees                                                      3,426              4,625              10,218
  Miscellaneous                                                  46,046             60,526             105,377
                                                            -----------        -----------        ------------
    Total expenses                                          $   995,779        $ 1,219,924        $  3,039,799
  Fees paid indirectly                                          (10,055)           (19,620)            (21,492)
  Reduction of expenses by investment adviser                  (154,290)          (228,603)           (988,734)
                                                            -----------        -----------        ------------
    Net expenses                                            $   831,434        $   971,701        $  2,029,573
                                                            -----------        -----------        ------------
     Net investment income                                  $ 4,389,130        $ 6,384,894        $ 14,136,039
                                                            -----------        -----------        ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                   $  (245,884)       $    66,434        $  1,673,979
  Futures contracts                                             (15,413)            33,791             (46,764)
                                                            -----------        -----------        ------------
    Net realized gain (loss) on investments                 $  (261,297)       $   100,225        $  1,627,215
                                                            -----------        -----------        ------------
 Change in unrealized appreciation (depreciation) -
  Investments                                               $(5,155,186)       $(7,259,295)       $(21,778,942)
  Futures contracts                                              60,307             56,276             236,159
                                                            -----------        -----------        ------------
    Net unrealized loss on investments                      $(5,094,879)       $(7,203,019)       $(21,542,783)
                                                            -----------        -----------        ------------
     Net realized and unrealized loss on investments        $(5,356,176)       $(7,102,794)       $(19,915,568)
                                                            -----------        -----------        ------------
      Decrease in net assets from operations                $  (967,046)       $  (717,900)       $ (5,779,529)
                                                            ===========        ===========        ============

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------
                                                              Florida          Georgia         Maryland     Massachusetts
Year Ended March 31, 2000                                        Fund             Fund             Fund              Fund
---------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                          $ 5,358,148      $ 3,944,261      $ 8,708,023      $ 15,472,977
                                                          -----------      -----------      -----------      ------------
 Expenses -
  Management fee                                          $   501,674      $   366,731      $   824,446      $  1,366,966
  Trustees' compensation                                       18,408           18,214           18,624            18,764
  Shareholder servicing agent fee                              91,223           66,688          149,921           248,573
  Distribution and service fee (Class A)                           --          129,460          425,884           779,222
  Distribution and service fee (Class B)                      168,417          149,039          282,403           259,385
  Administrative fee                                           11,835            8,630           19,445            32,196
  Custodian fee                                                36,308           25,103           57,161            86,707
  Printing                                                      4,285            4,020            9,313            16,612
  Postage                                                       4,173            2,672            6,494            10,295
  Auditing fees                                                30,770           30,770           30,770            30,370
  Legal fees                                                    8,947            7,299            5,749             5,042
  Miscellaneous                                                57,987           46,348           70,733            72,401
                                                          -----------      -----------      -----------      ------------
    Total expenses                                        $   934,027      $   854,974      $ 1,900,943      $  2,926,533
  Fees paid indirectly                                        (10,898)         (10,720)         (26,757)          (17,952)
  Reduction of expenses by investment adviser                (166,138)        (121,633)        (273,437)         (453,353)
                                                          -----------      -----------      -----------      ------------
    Net expenses                                          $   756,991      $   722,621      $ 1,600,749      $  2,455,228
                                                          -----------      -----------      -----------      ------------
     Net investment income                                $ 4,601,157      $ 3,221,640      $ 7,107,274      $ 13,017,749
                                                          -----------      -----------      -----------      ------------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                 $   919,678      $  (484,846)     $  (210,873)     $  1,214,131
  Futures contracts                                            27,037          138,610           25,494           (82,622)
                                                          -----------      -----------      -----------      ------------
    Net realized gain (loss) on investments               $   946,715      $  (346,236)     $  (185,379)     $  1,131,509
                                                          -----------      -----------      -----------      ------------
 Change in unrealized appreciation (depreciation) -
  Investments                                             $(7,414,101)     $(4,061,579)     $(9,511,656)     $(19,144,956)
  Futures contracts                                            38,123               --          146,696           105,817
                                                          -----------      -----------      -----------      ------------
    Net unrealized loss on investments                    $(7,375,978)     $(4,061,579)     $(9,364,960)     $(19,039,139)
                                                          -----------      -----------      -----------      ------------
     Net realized and unrealized loss on investments      $(6,429,263)     $(4,407,815)     $(9,550,339)     $(17,907,630)
                                                          -----------      -----------      -----------      ------------
      Decrease in net assets from operations              $(1,828,106)     $(1,186,175)     $(2,443,065)     $ (4,889,881)
                                                          -----------      -----------      -----------      ------------

See notes to financial statements.

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                                            Alabama
Year Ended March 31, 2000                                                                      Fund
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                                 $  4,389,130
 Net realized gain (loss) on investments                                                   (261,297)
 Net unrealized loss on investments                                                      (5,094,879)
                                                                                       ------------
  Decrease in net assets from operations                                               $   (967,046)
                                                                                       ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                                  $ (3,861,217)
 From net investment income (Class B)                                                      (528,444)
 From net investment income (Class C)                                                            --
 From net realized gain on investments (Class A)                                           (848,799)
 From net realized gain on investments (Class B)                                           (138,597)
 In excess of net realized gain on investments (Class A)                                       (398)
 In excess of net realized gain on investments (Class B)                                        (65)
                                                                                       ------------
  Total distributions declared to shareholders                                         $ (5,377,520)
                                                                                       ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                      $ 14,043,917
 Net asset value of shares issued to shareholders in reinvestment of distributions        2,544,352
 Cost of shares reacquired                                                              (11,884,985)
                                                                                       ------------
  Net increase (decrease) in net assets from Fund share transactions                   $  4,703,284
                                                                                       ------------
    Total decrease in net assets                                                       $ (1,641,282)
Net assets:
 At beginning of period                                                                  85,303,184
                                                                                       ------------
 At end of period                                                                      $ 83,661,902
                                                                                       ============
Accumulated undistributed net investment income
 included in net assets at end of period                                               $    241,089
                                                                                       ============

                                                                                            Arkansas       California
Year Ended March 31, 2000                                                                       Fund             Fund
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                                  $  6,384,894     $ 14,136,039
 Net realized gain (loss) on investments                                                     100,225        1,627,215
 Net unrealized loss on investments                                                       (7,203,019)     (21,542,783)
                                                                                        ------------     ------------
  Decrease in net assets from operations                                                $   (717,900)    $ (5,779,529)
                                                                                        ------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                                   $ (5,925,715)    $(10,614,498)
 From net investment income (Class B)                                                       (415,186)      (2,636,701)
 From net investment income (Class C)                                                             --         (432,554)
 From net realized gain on investments (Class A)                                                  --               --
 From net realized gain on investments (Class B)                                                  --               --
 In excess of net realized gain on investments (Class A)                                          --               --
 In excess of net realized gain on investments (Class B)                                          --               --
                                                                                        ------------     ------------
  Total distributions declared to shareholders                                          $ (6,340,901)    $(13,683,753)
                                                                                        ------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                       $  6,862,514     $ 46,552,236
 Net asset value of shares issued to shareholders in reinvestment of distributions         2,916,772        6,199,778
 Cost of shares reacquired                                                               (21,635,217)     (64,150,223)
                                                                                        ------------     ------------
  Net increase (decrease) in net assets from Fund share transactions                    $(11,855,931)    $(11,398,209)
                                                                                        ------------     ------------
    Total decrease in net assets                                                        $(18,914,732)    $(30,861,491)
Net assets:
 At beginning of period                                                                  135,252,810      298,538,511
                                                                                        ------------     ------------
 At end of period                                                                       $116,338,078     $267,677,020
                                                                                        ============     ============
Accumulated undistributed net investment income
 included in net assets at end of period                                                $     82,653     $    172,474
                                                                                        ============     ============

See notes to financial statements.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Florida         Georgia
Year Ended March 31, 2000                                                                       Fund            Fund
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                                  $  4,601,157     $  3,221,640
 Net realized gain (loss) on investments                                                     946,715         (346,236)
 Net unrealized loss on investments                                                       (7,375,978)      (4,061,579)
                                                                                        ------------     ------------
  Decrease in net assets from operations                                                $ (1,828,106)    $ (1,186,175)
                                                                                        ------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                                   $ (3,669,012)    $ (2,583,113)
 From net investment income (Class B)                                                       (941,229)        (631,737)
                                                                                        ------------     ------------
  Total distributions declared to shareholders                                          $ (4,610,241)    $ (3,214,850)
                                                                                        ------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                       $ 25,972,017     $  6,953,821
 Net asset value of shares issued to shareholders in reinvestment of distributions         1,688,936        1,626,287
 Cost of shares reacquired                                                               (35,556,134)     (12,825,000)
                                                                                        ------------     ------------
  Net decrease in net assets from Fund share transactions                               $ (7,895,181)    $ (4,244,892)
                                                                                        ------------     ------------
    Total decrease in net assets                                                        $(14,333,528)    $ (8,645,917)
Net assets:
 At beginning of period                                                                   98,440,269       71,477,119
                                                                                        ------------     ------------
 At end of period                                                                       $ 84,106,741     $ 62,831,202
                                                                                        ------------     ------------
Accumulated undistributed (distributions in excess of) net investment income
 included in net assets at end of period                                                $     39,425     $    (34,705)
                                                                                        ------------     ------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                            Maryland    Massachusetts
Year Ended March 31, 2000                                                                       Fund             Fund
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                                  $  7,107,274     $ 13,017,749
 Net realized gain (loss) on investments                                                    (185,379)       1,131,509
 Net unrealized loss on investments                                                       (9,364,960)     (19,039,139)
                                                                                        ------------     ------------
  Decrease in net assets from operations                                                $ (2,443,065)    $ (4,889,881)
                                                                                        ------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                                   $ (5,853,013)    $(11,660,828)
 From net investment income (Class B)                                                     (1,176,743)      (1,191,178)
                                                                                        ------------     ------------
  Total distributions declared to shareholders                                          $ (7,029,756)    $(12,852,006)
                                                                                        ------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                       $ 11,535,855     $ 22,121,042
 Net asset value of shares issued to shareholders in reinvestment of distributions         3,762,280        5,945,668
 Cost of shares reacquired                                                               (24,186,241)     (42,949,525)
                                                                                        ------------     ------------
  Net decrease in net assets from Fund share transactions                               $ (8,888,106)    $(14,882,815)
                                                                                        ------------     ------------
    Total decrease in net assets                                                        $(18,360,927)    $(32,624,702)
Net assets:
 At beginning of period                                                                  160,163,194      265,595,552
                                                                                        ------------     ------------
 At end of period                                                                       $141,802,267     $232,970,850
                                                                                        ------------     ------------
Accumulated undistributed (distributions in excess of) net investment income
 included in net assets at end of period                                                $   (111,303)    $    156,623
                                                                                        ------------     ------------

See notes to financial statements.

----------------------------------------------------------------------------------------------------
                                                                                           Alabama
Year Ended March 31, 1999                                                                     Fund
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                                 $ 4,158,764
 Net realized gain on investments                                                        1,016,442
 Net unrealized gain (loss) on investments                                              (1,146,571)
                                                                                       -----------
  Increase in net assets from operations                                               $ 4,028,635
                                                                                       -----------
Distributions declared to shareholders -
 From net investment income (Class A)                                                  $(3,730,766)
 From net investment income (Class B)                                                     (406,822)
 From net investment income (Class C)                                                           --
 From net realized gain on investments (Class A)                                          (201,655)
 From net realized gain on investments (Class B)                                           (27,134)
 In excess of net investment income (Class A)                                                   --
 In excess of net investment income (Class B)                                                   --
 In excess of net investment income (Class C)                                                   --
                                                                                       -----------
  Total distributions declared to shareholders                                         $(4,366,377)
                                                                                       -----------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                      $ 7,670,880
 Net asset value of shares issued to shareholders in reinvestment of distributions       1,798,701
 Cost of shares reacquired                                                              (7,440,655)
                                                                                       -----------
  Net increase (decrease) in net assets from Fund share transactions                   $ 2,028,926
                                                                                       -----------
    Total increase (decrease) in net assets                                            $ 1,691,184
Net assets:
 At beginning of period                                                                 83,612,000
                                                                                       -----------
 At end of period                                                                      $85,303,184
                                                                                       ===========
Accumulated undistributed (distributions in excess of) net investment income
 included in net assets at end of period                                               $   234,821
                                                                                       ===========

-----------------------------------------------------------------------------------------------------------------------
                                                                                           Arkansas        California
Year Ended March 31, 1999                                                                      Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                                 $  6,715,372      $ 13,254,945
 Net realized gain on investments                                                           590,303         2,724,580
 Net unrealized gain (loss) on investments                                               (1,184,427)        1,479,688
                                                                                       ------------      ------------
  Increase in net assets from operations                                               $  6,121,248      $ 17,459,213
                                                                                       ------------      ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                                  $ (6,318,426)     $(10,947,288)
 From net investment income (Class B)                                                      (371,258)       (2,054,879)
 From net investment income (Class C)                                                            --          (252,778)
 From net realized gain on investments (Class A)                                                 --                --
 From net realized gain on investments (Class B)                                                 --                --
 In excess of net investment income (Class A)                                                    --           (71,408)
 In excess of net investment income (Class B)                                                    --           (13,404)
 In excess of net investment income (Class C)                                                    --            (1,649)
                                                                                       ------------      ------------
  Total distributions declared to shareholders                                         $ (6,689,684)     $(13,341,406)
                                                                                       ------------      ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                      $ 10,671,454      $ 86,096,243
 Net asset value of shares issued to shareholders in reinvestment of distributions        3,098,920         5,808,413
 Cost of shares reacquired                                                              (19,391,453)      (68,090,571)
                                                                                       ------------      ------------
  Net increase (decrease) in net assets from Fund share transactions                   $ (5,621,079)     $ 23,814,085
                                                                                       ------------      ------------
    Total increase (decrease) in net assets                                            $ (6,189,515)     $ 27,931,892
Net assets:
 At beginning of period                                                                 141,442,325       270,606,619
                                                                                       ------------      ------------
 At end of period                                                                      $135,252,810      $298,538,511
                                                                                       ============      ============
Accumulated undistributed (distributions in excess of) net investment income
 included in net assets at end of period                                               $   (133,601)     $   (345,205)
                                                                                       ============      ============

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------
                                                                                            Florida          Georgia
Year Ended March 31, 1999                                                                      Fund             Fund
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                                 $  4,587,693     $  3,489,582
 Net realized gain (loss) on investments                                                  1,059,108        2,092,576
 Net unrealized loss on investments                                                        (958,281)      (2,200,188)
                                                                                       ------------     ------------
  Increase in net assets from operations                                               $  4,688,520     $  3,381,970
                                                                                       ------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                                  $ (3,800,176)    $ (2,952,432)
 From net investment income (Class B)                                                      (760,880)        (537,150)
 In excess of net investment income (Class A)                                                    --           (9,402)
 In excess of net investment income (Class B)                                                    --           (1,711)
                                                                                       ------------     ------------
  Total distributions declared to shareholders                                         $ (4,561,056)    $ (3,500,695)
                                                                                       ------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                      $ 25,238,186     $ 10,300,409
 Net asset value of shares issued to shareholders in reinvestment of distributions        1,710,996        1,766,381
 Cost of shares reacquired                                                              (23,066,502)     (10,887,622)
                                                                                       ------------     ------------
  Net increase in net assets from Fund share transactions                              $  3,882,680     $  1,179,168
                                                                                       ------------     ------------
    Total increase in net assets                                                       $  4,010,144     $  1,060,443
Net assets:
 At beginning of period                                                                  94,430,125       70,416,676
                                                                                       ------------     ------------
 At end of period                                                                      $ 98,440,269     $ 71,477,119
                                                                                       ------------     ------------
Accumulated undistributed (distributions in excess of) net investment income
 included in net assets at end of period                                               $     36,629     $    (41,495)
                                                                                       ------------     ------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                           Maryland     Massachusetts
Year Ended March 31, 1999                                                                      Fund              Fund
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                                 $  7,062,204      $ 13,185,391
 Net realized gain (loss) on investments                                                    820,603          (114,641)
 Net unrealized loss on investments                                                        (697,500)         (228,393)
                                                                                       ------------      ------------
  Increase in net assets from operations                                               $  7,185,307      $ 12,842,357
                                                                                       ------------      ------------
Distributions declared to shareholders -
 From net investment income (Class A)                                                  $ (6,056,412)     $(11,808,364)
 From net investment income (Class B)                                                      (992,797)         (945,242)
 In excess of net investment income (Class A)                                                    --                --
 In excess of net investment income (Class B)                                                    --                --
                                                                                       ------------      ------------
  Total distributions declared to shareholders                                         $ (7,049,209)     $(12,753,606)
                                                                                       ------------      ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                                      $ 22,326,800      $ 45,386,831
 Net asset value of shares issued to shareholders in reinvestment of distributions        3,747,717         5,976,296
 Cost of shares reacquired                                                              (13,687,036)      (42,467,776)
                                                                                       ------------      ------------
  Net increase in net assets from Fund share transactions                              $ 12,387,481      $  8,895,351
                                                                                       ------------      ------------
    Total increase in net assets                                                       $ 12,523,579      $  8,984,102
Net assets:
 At beginning of period                                                                 147,639,615       256,611,450
                                                                                       ------------      ------------
 At end of period                                                                      $160,163,194      $265,595,552
                                                                                       ------------      ------------
Accumulated undistributed (distributions in excess of) net investment income
 included in net assets at end of period                                               $   (188,874)     $    (78,771)
                                                                                       ------------      ------------

See notes to financial statements.

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                               Alabama Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  -----------------------------------------------------------
                                                                       2000        1999        1998        1997        1996
                                                                  -----------------------------------------------------------
                                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.76     $ 10.80     $ 10.48     $ 10.52     $ 10.34
                                                                    -------     -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.54     $  0.54     $  0.55     $  0.56     $  0.55
 Net realized and unrealized gain (loss) on investments               (0.64)      (0.01)       0.45        0.04        0.18
                                                                    -------     -------     -------     -------     -------
  Total from investment operations                                  $ (0.10)    $  0.53     $  1.00     $  0.60     $  0.73
                                                                    -------     -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.54)    $ (0.54)    $ (0.55)    $ (0.55)    $ (0.55)
 From net realized gain on investments                                (0.12)      (0.03)      (0.13)      (0.09)         --
 In excess of net realized gain on investments                        (0.00)+        --          --          --          --
                                                                    -------     -------     -------     -------     -------
  Total distributions declared to shareholders                      $ (0.66)    $ (0.57)    $ (0.68)    $ (0.64)    $ (0.55)
                                                                    -------     -------     -------     -------     -------
Net asset value - end of period                                     $ 10.00     $ 10.76     $ 10.80     $ 10.48     $ 10.52
                                                                    -------     -------     -------     -------     -------
Total return++                                                      (0.82)%       5.03%       9.72%       5.82%       7.13%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.89%       0.95%       1.04%       1.10%       1.14%
 Net investment income                                                5.28%       5.04%       5.12%       5.28%       5.18%
Portfolio turnover                                                      44%         23%         21%         22%         37%
Net assets at end of period (000 omitted)                           $72,736     $73,851     $75,538     $76,928     $82,484

 [sec]The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.52     $  0.53     $  0.54         --      $  0.54
   Ratios (to average net assets):
    Expenses##                                                        1.07%       1.07%       1.11%         --        1.24%
    Net investment income                                             5.10%       4.92%       5.05%         --        5.08%

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from certain expense offset arrangements. ++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                               Alabama Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  -----------------------------------------------------------
                                                                       2000        1999       1998         1997        1996
                                                                  -----------------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.76     $ 10.80      $10.48      $10.52      $10.34
                                                                    -------     -------      ------      ------      ------
Income from investment operations# -
 Net investment income[sec]                                         $  0.46     $  0.46      $ 0.47      $ 0.47      $ 0.46
 Net realized and unrealized gain (loss) on investments               (0.64)      (0.01)       0.45        0.04        0.18
                                                                    -------     -------      ------      ------      ------
  Total from investment operations                                  $ (0.18)    $  0.45      $ 0.92      $ 0.51      $ 0.64
                                                                    -------     -------      ------      ------      ------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.46)   $  (0.46)     $(0.47)     $(0.47)     $(0.46)
 From net realized gain on investments                                (0.12)      (0.03)      (0.13)      (0.08)         --
 In excess of net realized gain on investments                        (0.00)+        --          --          --          --
                                                                    -------     -------      ------      ------      ------
  Total distributions declared to shareholders                      $ (0.58)    $ (0.49)     $(0.60)     $(0.55)     $(0.46)
                                                                    -------     -------      ------      ------      ------
Net asset value - end of period                                     $ 10.00     $ 10.76      $10.80      $10.48      $10.52
                                                                    -------     -------      ------      ------      ------
Total return                                                          (1.56)%     4.25%       8.91%       4.98%       6.25%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.64%       1.69%       1.79%       1.90%       1.96%
 Net investment income                                                4.53%       4.29%       4.36%       4.48%       4.34%
Portfolio turnover                                                      44%         23%         21%         22%         37%
Net assets at end of period (000 omitted)                           $10,926     $11,452      $8,074      $7,281      $6,139

 [sec]The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.44     $  0.45      $ 0.46         --          --
   Ratios (to average net assets):
    Expenses##                                                        1.82%       1.81%       1.86%         --          --
    Net investment income                                             4.35%       4.17%       4.29%         --          --

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------------------
                                                                Arkansas Fund
--------------------------------------------------------------------------------------------
                                                                     Year Ended March 31,
                                                                  --------------------------
                                                                         2000         1999
                                                                  --------------------------
                                                                      Class A
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  10.14     $  10.18
                                                                     --------     --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.50     $   0.50
 Net realized and unrealized gain (loss) on investments                 (0.53)       (0.04)
                                                                     --------     --------
  Total from investment operations                                   $  (0.03)    $   0.46
                                                                     --------     --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.50)    $  (0.50)
 In excess of net investment income                                       --           --
                                                                     --------     --------
  Total distributions declared to shareholders                       $  (0.50)    $  (0.50)
                                                                     --------     --------
Net asset value - end of period                                      $   9.61     $  10.14
                                                                     --------     --------
Total return++                                                        (0.24)%        4.60%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.72%        0.77%
 Net investment income                                                  5.14%        4.92%
Portfolio turnover                                                        28%          12%
Net assets at end of period (000 omitted)                            $107,111     $124,644

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.48      $  0.49
   Ratios (to average net assets):
    Expenses##                                                          0.90%        0.89%
    Net investment income                                               4.96%        4.80%

                                                                  --------------------------------------
                                                                           Year Ended March 31,
                                                                  --------------------------------------
                                                                        1998         1997         1996
                                                                  --------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   9.72     $   9.75     $   9.66
                                                                    --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.50     $   0.50     $   0.50
 Net realized and unrealized gain (loss) on investments                 0.46        (0.03)        0.09
                                                                    --------     --------     --------
  Total from investment operations                                  $   0.96     $   0.47     $   0.59
                                                                    --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.50)    $  (0.50)    $  (0.50)
 In excess of net investment income                                    (0.00)+        --          --
                                                                    --------     --------     --------
  Total distributions declared to shareholders                      $  (0.50)    $  (0.50)    $  (0.50)
                                                                    --------     --------     --------
Net asset value - end of period                                     $  10.18     $   9.72     $   9.75
                                                                    --------     --------     --------
Total return++                                                        10.06%        4.87%        6.19%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.85%        0.92%        0.93%
 Net investment income                                                 4.97%        5.14%        5.10%
Portfolio turnover                                                       15%           9%           6%
Net assets at end of period (000 omitted)                           $134,072     $144,263     $172,907

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.49          --           --
   Ratios (to average net assets):
    Expenses##                                                         0.92%          --           --
    Net investment income                                              4.90%          --           --

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

---------------------------------------------------------------------------------------------------------------------------
                                                              Arkansas Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended March 31,
                                                                  ---------------------------------------------------------
                                                                       2000        1999        1998       1997       1996
                                                                  ---------------------------------------------------------
                                                                    Class B
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.14     $ 10.18      $ 9.72     $ 9.75     $ 9.65
                                                                    -------     -------      ------     ------     ------
Income from investment operations# -
 Net investment income[sec]                                         $  0.42     $  0.43      $ 0.42     $ 0.42     $ 0.42
 Net realized and unrealized gain (loss) on investments               (0.53)      (0.04)       0.46      (0.03)      0.10
                                                                    -------     -------      ------     ------     ------
  Total from investment operations                                  $ (0.11)    $  0.39      $ 0.88     $ 0.39     $ 0.52
                                                                    -------     -------      ------     ------     ------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.41)    $ (0.43)     $(0.42)    $(0.42)    $(0.42)
 In excess of net investment income                                     --          --         0.00+        --         --
                                                                    -------     -------      ------     ------     ------
  Total distributions declared to shareholders                      $ (0.41)    $ (0.43)     $(0.42)    $(0.42)    $(0.42)
                                                                    -------     -------      ------     ------     ------
Net asset value - end of period                                     $  9.62     $ 10.14      $10.18     $ 9.72     $ 9.75
                                                                    -------     -------      ------     ------     ------
Total return                                                        (1.02)%       3.91%       9.18%      4.05%      5.43%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.62%       1.43%       1.65%      1.71%      1.76%
 Net investment income                                                4.33%       4.26%       4.15%      4.34%      4.27%
Portfolio turnover                                                      28%         12%         15%         9%         6%
Net assets at end of period (000 omitted)                           $ 9,227     $10,609      $7,370     $7,548     $7,950

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.40     $  0.42      $ 0.41        --         --
   Ratios (to average net assets):
    Expenses##                                                        1.80%       1.55%       1.72%        --         --
    Net investment income                                             4.15%       4.14%       4.08%        --         --

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------------------
                                                              California Fund
--------------------------------------------------------------------------------------------
                                                                     Year Ended March 31,
                                                                  --------------------------
                                                                         2000         1999
                                                                  --------------------------
                                                                      Class A
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   5.89     $   5.80
                                                                     --------     ---------
Income from investment operations# -
 Net investment income[sec]                                          $   0.29     $   0.29
 Net realized and unrealized gain (loss) on investments                 (0.38)        0.09
                                                                     --------     --------
  Total from investment operations                                   $  (0.09)    $   0.38
                                                                     --------     --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.28)    $  (0.29)
 In excess of net investment income                                       --         (0.00)+
                                                                     --------     --------
  Total distributions declared to shareholders                       $  (0.28)    $  (0.29)
                                                                     --------     --------
Net asset value - end of period                                      $   5.52     $   5.89
                                                                     --------     --------
Total return++                                                        (1.41)%        6.59%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.51%        0.60%
 Net investment income                                                  5.21%        4.82%
Portfolio turnover                                                        40%          26%
Net assets at end of period (000 omitted)                            $196,828     $226,903

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.27      $  0.27
   Ratios (to average net assets):
    Expenses##                                                          0.86%        0.77%
    Net investment income                                               4.86%        4.65%

                                                                  --------------------------------------
                                                                           Year Ended March 31,
                                                                  --------------------------------------
                                                                        1998         1997         1996
                                                                  --------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   5.47     $   5.52     $   5.41
                                                                    --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.29     $   0.30     $   0.30
 Net realized and unrealized gain (loss) on investments                 0.33        (0.05)        0.11
                                                                    --------     --------     --------
  Total from investment operations                                  $   0.62     $   0.25     $   0.41
                                                                    --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.29)    $  (0.30)    $  (0.30)
 In excess of net investment income                                      --           --         (0.00)+
                                                                    --------     --------     --------
  Total distributions declared to shareholders                      $  (0.29)    $  (0.30)    $  (0.30)
                                                                    --------     --------     --------
Net asset value - end of period                                     $   5.80     $   5.47     $   5.52
                                                                    --------     --------     --------
Total return++                                                        11.51%        4.55%        7.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            0.64%        0.66%        0.66%
 Net investment income                                                 5.07%        5.36%        5.48%
Portfolio turnover                                                       49%          78%          69%
Net assets at end of period (000 omitted)                           $222,421     $232,612     $259,817

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.28     $   0.29     $   0.29
   Ratios (to average net assets):
    Expenses##                                                         0.79%        0.81%        0.81%
    Net investment income                                              4.92%        5.21%        5.33%

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                                            California Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended March 31,
                                                                  -------------------------------------------------------------
                                                                       2000        1999        1998         1997        1996
                                                                  -------------------------------------------------------------
                                                                    Class B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  5.89     $  5.80      $  5.47     $  5.52     $  5.41
                                                                    -------     -------      -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.25     $  0.24      $  0.24     $  0.25     $  0.26
 Net realized and unrealized gain (loss) on investments               (0.38)       0.09         0.33       (0.05)       0.11
                                                                    -------     -------      -------     -------     -------
  Total from investment operations                                  $ (0.13)    $  0.33      $  0.57     $  0.20     $  0.37
                                                                    -------     -------      -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.24)    $ (0.24)     $ (0.24)    $ (0.25)    $ (0.26)
 In excess of net investment income                                      --       (0.00)+         --          --       (0.00)+
                                                                    -------     -------      -------     -------     -------
  Total distributions declared to shareholders                      $ (0.24)    $ (0.24)     $ (0.24)    $ (0.25)    $ (0.26)
                                                                    -------     -------      -------     -------     -------
Net asset value - end of period                                     $  5.52     $  5.89      $  5.80     $  5.47     $  5.52
                                                                    -------     -------      -------     -------     -------
Total return                                                        (2.21)%       5.74%       10.62%       3.64%       6.93%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.31%       1.39%        1.44%       1.54%       1.54%
 Net investment income                                                4.38%       4.02%        4.26%       4.48%       4.59%
Portfolio turnover                                                      40%         26%          49%         78%         69%
Net assets at end of period (000 omitted)                           $60,367     $61,458      $43,790     $36,694     $34,675

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.23     $  0.22      $  0.23     $  0.24     $  0.24
   Ratios (to average net assets):
    Expenses##                                                        1.66%       1.56%        1.59%       1.69%       1.91%
    Net investment income                                             4.03%       3.85%        4.11%       4.33%       4.57%

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
                                                            California Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended March 31,
                                                                  -------------------------------------------------------------
                                                                       2000        1999         1998        1997         1996
                                                                  -------------------------------------------------------------
                                                                    Class C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  5.90     $  5.81      $  5.48      $ 5.53      $ 5.42
                                                                    -------     -------      -------      ------      ------
Income from investment operations# -
 Net investment income[sec]                                         $  0.24     $  0.23      $  0.23      $ 0.24      $ 0.25
 Net realized and unrealized gain (loss) on investments               (0.38)       0.09         0.33       (0.05)       0.11
                                                                    -------     -------      -------      ------      ------
  Total from investment operations                                  $ (0.14)    $  0.32      $  0.56      $ 0.19      $ 0.36
                                                                    -------     -------      -------      ------      ------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.23)    $ (0.23)     $ (0.23)     $(0.24)     $(0.25)
 In excess of net investment income                                     --        (0.00)+         --          --       (0.00)+
                                                                    -------     -------      -------      ------      ------
  Total distributions declared to shareholders                      $ (0.23)    $ (0.23)     $ (0.23)     $(0.24)     $(0.25)
                                                                    -------     -------      -------      ------      ------
Net asset value - end of period                                     $  5.53     $  5.90      $  5.81      $ 5.48      $ 5.53
                                                                    -------     -------      -------      ------      ------
Total return                                                        (2.29)%       5.54%       10.39%       3.51%       6.77%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.41%       1.56%        1.64%       1.66%       1.67%
 Net investment income                                                4.32%       3.84%        4.08%       4.37%       4.47%
Portfolio turnover                                                      40%         26%          49%         78%         69%
Net assets at end of period (000 omitted)                           $10,482     $10,178      $ 4,396      $3,856      $4,353

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.22     $  0.21      $  0.22      $ 0.23      $ 0.24
   Ratios (to average net assets):
    Expenses##                                                        1.76%       1.74%        1.79%       1.81%       1.82%
    Net investment income                                             3.97%       3.66%        3.93%       4.22%       4.32%

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                               Florida Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  -----------------------------------------------------------
                                                                       2000        1999        1998       1997        1996
                                                                  -----------------------------------------------------------
                                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.12     $ 10.10     $  9.64    $  9.82     $  9.60
                                                                    -------     -------     -------    -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50     $  0.50     $  0.50    $  0.51     $  0.52
 Net realized and unrealized gain (loss) on investments               (0.65)       0.02        0.46      (0.18)       0.22
                                                                    -------     -------     -------    -------     -------
  Total from investment operations                                  $ (0.15)    $  0.52     $  0.96    $  0.33     $  0.74
                                                                    -------     -------     -------    -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.50)    $ (0.50)    $ (0.50)   $ (0.51)    $ (0.52)
 In excess of net investment income                                     --          --          --         --        (0.00)+
                                                                    -------     -------     -------    -------     -------
  Total distributions declared to shareholders                      $ (0.50)    $ (0.50)    $ (0.50)   $ (0.51)    $ (0.52)
                                                                    -------     -------     -------    -------     -------
Net asset value - end of period                                     $  9.47     $ 10.12     $ 10.10    $  9.64     $  9.82
                                                                    -------     --------    -------    -------     -------
Total return++                                                      (1.38)%       5.25%      10.16%      3.43%       7.81%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.66%       0.69%       0.78%      0.86%       0.86%
 Net investment income                                                5.21%       4.96%       5.03%      5.26%       5.26%
Portfolio turnover                                                      52%         23%         14%        24%         56%
Net assets at end of period (000 omitted)                           $64,107     $77,628     $77,711    $80,342     $87,553

 [sec]The investment adviser voluntarily waived a portion of its fees, for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.48     $  0.49     $  0.49        --      $ 0.52
   Ratios (to average net assets):
    Expenses##                                                        0.84%       0.81%       0.85%        --        0.90%
    Net investment income                                             5.03%       4.84%       4.96%        --        5.22%

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.


See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                               Florida Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  -----------------------------------------------------------
                                                                       2000        1999        1998       1997         1996
                                                                  -----------------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.11     $ 10.09     $  9.64    $  9.82      $  9.60
                                                                    -------     -------     -------    -------      -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.43     $  0.42     $  0.42    $  0.43      $  0.43
 Net realized and unrealized gain (loss) on investments               (0.64)       0.02        0.45      (0.18)        0.22
                                                                    -------     -------     -------    -------      -------
  Total from investment operations                                  $ (0.21)    $  0.44     $  0.87    $  0.25      $  0.65
                                                                    -------     -------     -------    -------      -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.43)    $ (0.42)    $ (0.42)   $ (0.43)     $ (0.43)
 In excess of net investment income                                     --          --          --         --          (0.0)+
                                                                    -------     -------     -------    -------      -------
  Total distributions declared to shareholders                      $ (0.43)    $ (0.42)    $ (0.42)   $ (0.43)     $ (0.43)
                                                                    -------     -------     -------    -------      -------
Net asset value - end of period                                     $  9.47     $ 10.11     $ 10.09    $  9.64      $  9.82
                                                                    -------     -------     -------    -------      -------
Total return                                                        (2.07)%       4.42%       9.18%      2.56%        6.88%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.45%       1.49%       1.58%      1.72%        1.74%
 Net investment income                                                4.42%       4.16%       4.22%      4.40%        4.36%
Portfolio turnover                                                      52%         23%         14%        24%          56%
Net assets at end of period (000 omitted)                           $19,999     $20,813     $16,719    $14,701      $14,448

 [sec]The investment adviser voluntarily waived a portion of its fee, for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.41     $  0.41     $  0.41        --       $  0.43
   Ratios (to average net assets):
    Expenses##                                                        1.63%       1.61%       1.65%        --         1.78%
    Net investment income                                             4.24%       4.04%       4.15%        --         4.33%


 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                               Georgia Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  -----------------------------------------------------------
                                                                       2000        1999        1998        1997        1996
                                                                  -----------------------------------------------------------
                                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.93     $ 10.95     $ 10.38     $ 10.47     $ 10.35
                                                                    -------     -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.52     $  0.55     $  0.56     $  0.56     $  0.54
 Net realized and unrealized gain (loss) on investments              ( 0.67)      (0.02)       0.56       (0.10)       0.12
                                                                    -------     -------     -------     -------     -------
  Total from investment operations                                  $ (0.15)    $  0.53     $  1.12     $  0.46     $  0.66
                                                                    -------     -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.52)    $ (0.55)    $ (0.55)    $ (0.55)    $ (0.54)
 In excess of net investment income                                     --        (0.00)+       --          --        (0.00)+
                                                                    -------     -------     -------     -------     -------
  Total distributions declared to shareholders                      $ (0.52)    $ (0.55)    $ (0.55)    $ (0.55)    $ (0.54)
                                                                    -------     -------     -------     -------     -------
Net asset value - end of period                                     $ 10.26     $ 10.93     $ 10.95     $ 10.38     $ 10.47
                                                                    -------     -------     -------     -------     -------
Total return++                                                      (1.32)%       4.90%      11.02%       4.47%       6.48%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.93%       0.97%       1.03%       1.03%       1.17%
 Net investment income                                                4.98%       4.97%       5.14%       5.34%       5.11%
Portfolio turnover                                                      39%         35%         18%         27%         65%
Net assets at end of period (000 omitted)                           $48,054     $56,886     $59,546     $59,843     $68,183

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.50     $  0.54     $  0.55     $  0.55     $  0.53
   Ratios (to average net assets):
    Expenses##                                                        1.11%       1.09%       1.13%       1.10%       1.27%
    Net investment income                                             4.80%       4.85%       5.04%       5.27%       5.01%

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                               Georgia Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  -----------------------------------------------------------
                                                                       2000      1999          1998        1997        1996
                                                                  -----------------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.93   $ 10.95       $ 10.38      $10.47     $ 10.36
                                                                    -------   -------       -------      ------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.44   $  0.47       $  0.48      $ 0.47     $  0.45
 Net realized and unrealized gain (loss) on investments               (0.66)    (0.02)         0.56       (0.09)       0.12
                                                                    -------   -------       -------      ------     -------
  Total from investment operations                                  $ (0.22)  $  0.45       $  1.04      $ 0.38     $  0.57
                                                                    -------   -------       -------      ------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.44)  $ (0.47)      $ (0.47)     $(0.47)    $ (0.46)
 In excess of net investment income                                     --      (0.00)+         --          --        (0.00)+
                                                                    -------   -------       -------      ------     -------
  Total distributions declared to shareholders                      $ (0.44)  $ (0.47)      $ (0.47)     $(0.47)    $ (0.46)
                                                                    -------   -------       -------      ------     -------
Net asset value - end of period                                     $ 10.27   $ 10.93       $ 10.95      $10.38     $ 10.47
                                                                    -------   -------       -------      ------     -------
Total return                                                        (2.06)%     4.22%        10.19%       3.63%       5.52%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.68%     1.72%         1.77%       1.83%       2.00%
 Net investment income                                                4.24%     4.22%         4.39%       4.53%       4.27%
Portfolio turnover                                                      39%       35%           18%         27%         65%
Net assets at end of period (000 omitted)                           $14,777   $14,591       $10,871      $9,995     $10,205

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.42   $  0.45       $  0.47      $ 0.47         --
   Ratios (to average net assets)
    Expenses##                                                        1.86%     1.84%         1.87%       1.90%         --
    Net investment income                                             4.06%     4.10%         4.29%       4.46%         --

 +Per share data amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------------------
                                                                Maryland Fund
--------------------------------------------------------------------------------------------
                                                                     Year Ended March 31,
                                                                  --------------------------
                                                                         2000         1999
                                                                  --------------------------
                                                                      Class A
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.49     $  11.47
                                                                     --------     --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.53     $   0.54
 Net realized and unrealized gain (loss) on investments                 (0.68)        0.02
                                                                     --------     --------
  Total from investment operations                                   $  (0.15)    $   0.56
                                                                     --------     --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.53)    $  (0.54)
 In excess of net investment income                                       --           --
                                                                     --------     --------
  Total distributions declared to shareholders                       $  (0.53)    $  (0.54)
                                                                     --------     --------
Net asset value - end of period                                      $  10.81     $  11.49
                                                                     --------     --------
Total return++                                                        (1.27)%        4.94%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.96%        1.03%
 Net investment income                                                  4.85%        4.67%
Portfolio turnover                                                        24%          14%
Net assets at end of period (000 omitted)                            $114,957     $131,261

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.51     $   0.53
   Ratios (to average net assets):
    Expenses##                                                          1.14%         1.15%
    Net investment income                                               4.67%         4.55%

                                                                  -------------------------------------
                                                                          Year Ended March 31,
                                                                  -------------------------------------
                                                                        1998         1997        1996
                                                                  -------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.89     $  11.04    $  10.94
                                                                    --------     --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.54     $   0.57    $   0.57
 Net realized and unrealized gain (loss) on investments                 0.59        (0.16)       0.09
                                                                    --------     --------    --------
  Total from investment operations                                  $   1.13     $   0.41    $   0.66
                                                                    --------     --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.54)    $  (0.56)   $  (0.56)
 In excess of net investment income                                    (0.01)         --          --
                                                                    --------     --------    --------
  Total distributions declared to shareholders                      $  (0.55)    $  (0.56)   $  (0.56)
                                                                    --------     --------    --------
Net asset value - end of period                                     $  11.47     $  10.89    $  11.04
                                                                    --------     --------    --------
Total return++                                                        10.57%        3.75%       6.17%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.09%        1.12%       1.19%
 Net investment income                                                 4.79%        5.21%       5.10%
Portfolio turnover                                                       21%          22%         15%
Net assets at end of period (000 omitted)                           $126,018     $126,405    $139,297

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $   0.53     $   0.57         --
   Ratios (to average net assets):
    Expenses##                                                         1.19%        1.19%         --
    Net investment income                                              4.69%        5.14%         --

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                              Maryland Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  -----------------------------------------------------------
                                                                       2000        1999        1998        1997        1996
                                                                  -----------------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.48     $ 11.47     $ 10.88     $ 11.03     $ 10.93
                                                                    -------     -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.46     $  0.45     $  0.47     $  0.50     $  0.48
 Net realized and unrealized gain (loss) on investments               (0.67)       0.02        0.60       (0.17)       0.10
                                                                    -------     -------     -------     -------     -------
  Total from investment operations                                  $ (0.21)    $  0.47     $  1.07     $  0.33     $  0.58
                                                                    -------     -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.46)    $ (0.46)    $ (0.47)    $ (0.48)    $ (0.48)
 In excess of net investment income                                     --          --        (0.01)        --          --
                                                                    -------     -------     -------     -------     -------
  Total distributions declared to shareholders                      $ (0.46)    $ (0.46)    $ (0.48)    $ (0.48)    $ (0.48)
                                                                    -------     -------     -------     -------     -------
Net asset value - end of period                                     $ 10.81     $ 11.48     $ 11.47     $ 10.88     $ 11.03
                                                                    -------     -------     -------     -------     -------
Total return                                                        (1.82)%       4.18%       9.96%       3.03%       5.41%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.61%       1.68%       1.74%       1.82%       1.91%
 Net investment income                                                4.21%       4.01%       4.12%       4.50%       4.36%
Portfolio turnover                                                      24%         14%         21%         22%         15%
Net assets at end of period (000 omitted)                           $26,845     $28,902     $21,622     $17,379     $13,694

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.44     $  0.45     $  0.46     $  0.49         --
   Ratios (to average net assets):
    Expenses##                                                        1.79%       1.80%       1.84%       1.89%         --
    Net investment income                                             4.03%       3.89%       4.02%       4.43%         --

 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

--------------------------------------------------------------------------------------------
                                                           Massachusetts Fund
--------------------------------------------------------------------------------------------
                                                                     Year Ended March 31,
                                                                  --------------------------
                                                                         2000         1999
                                                                  --------------------------
                                                                      Class A
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  11.35     $  11.34
                                                                     --------     -------
Income from investment operations# -
 Net investment income[sec]                                          $   0.57     $   0.58
 Net realized and unrealized gain (loss) on investments                 (0.76)       (0.01)
                                                                     --------     --------
  Total from investment operations                                   $  (0.19)    $   0.57
                                                                     --------     --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.56)    $  (0.56)
 In excess of net investment income                                       --           --
                                                                     --------     --------
  Total distributions declared to shareholders                       $  (0.56)    $  (0.56)
                                                                     --------     --------
Net asset value - end of period                                      $  10.60     $  11.35
                                                                     --------     --------
Total return++                                                        (1.57)%        5.11%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                            0.92%        1.00%
 Net investment income                                                  5.29%        5.08%
Portfolio turnover                                                        35%          28%
Net assets at end of period (000 omitted)                            $207,228     $239,980

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.55     $   0.57
   Ratios (to average net assets):
    Expenses##                                                          1.10%        1.12%
    Net investment income                                               5.11%        4.96%

                                                                  ----------------------------------------
                                                                            Year Ended March 31,
                                                                  ----------------------------------------
                                                                           1998       1997          1996
                                                                  ----------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  10.86     $  10.98      $  10.84
                                                                     --------     --------      --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.58     $   0.61      $   0.60
 Net realized and unrealized gain (loss) on investments                  0.48        (0.14)         0.14
                                                                     --------     --------      --------
  Total from investment operations                                   $   1.06     $   0.47      $   0.74
                                                                     --------     --------      --------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.58)    $  (0.59)     $  (0.60)
 In excess of net investment income                                     (0.00)+        --          (0.00)+
                                                                     --------     --------      --------
  Total distributions declared to shareholders                       $  (0.58)    $  (0.59)     $  (0.60)
                                                                     --------     --------      --------
Net asset value - end of period                                      $  11.34     $  10.86      $  10.98
                                                                     --------     --------      --------
Total return++                                                          9.99%        4.39%         6.95%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                            1.06%        1.12%         1.17%
 Net investment income                                                  5.18%        5.55%         5.44%
Portfolio turnover                                                        24%          33%           31%
Net assets at end of period (000 omitted)                            $237,861     $234,874      $249,497

 [sec]The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated.
      If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.57     $   0.60           --
   Ratios (to average net assets):
    Expenses##                                                          1.16%        1.19%           --
    Net investment income                                               5.08%        5.48%           --

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.
++Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                         Massachusetts Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended March 31,
                                                                  -----------------------------------------------------------
                                                                       2000        1999        1998        1997        1996
                                                                  -----------------------------------------------------------
                                                                    Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.35     $ 11.35     $ 10.87     $ 10.99     $ 10.84
                                                                    -------     -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50     $  0.50     $  0.51     $  0.53     $  0.52
 Net realized and unrealized gain (loss) on investments               (0.76)      (0.01)       0.48       (0.13)       0.15
                                                                    -------     -------     -------     -------     -------
  Total from investment operations                                  $ (0.26)    $  0.49     $  0.99     $  0.40     $  0.67
                                                                    -------     -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.49)    $ (0.49)    $ (0.51)    $ (0.52)    $ (0.52)
 In excess of net investment income                                     --          --        (0.00)+       --        (0.00)+
                                                                    -------     -------     -------     -------     -------
  Total distributions declared to shareholders                      $ (0.49)    $ (0.49)    $ (0.51)    $ (0.52)    $ (0.52)
                                                                    -------     -------     -------     -------     -------
Net asset value - end of period                                     $ 10.60     $ 11.35     $ 11.35     $ 10.87     $ 10.99
                                                                    -------     -------     -------     -------     -------
Total return                                                        (2.30)%       4.43%       9.25%       3.66%       6.27%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.57%       1.64%       1.71%       1.81%       1.90%
 Net investment income                                                4.64%       4.43%       4.52%       4.81%       4.71%
Portfolio turnover                                                      35%         28%         24%         33%         51%
Net assets at end of period (000 omitted)                           $25,743     $25,616     $18,750     $15,204     $11,316

 [sec]The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                            $  0.48     $  0.49     $  0.50     $  0.52         --
   Ratios (to average net assets):
    Expenses##                                                        1.75%       1.76%       1.81%       1.88%         --
    Net investment income                                             4.46%       4.31%       4.42%       4.74%         --

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Notes to Financial Statements


(1) Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Florida Municipal Bond Fund (Florida Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a non-diversified series of the MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Each Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended March 31, 2000, the following amounts were reclassified due to permanent differences between book and tax accounting for accrued market discount on disposal of securities:

                                                    Alabama      Arkansas   California
                                                       Fund          Fund         Fund
---------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital                                     $  --       $      (7)    $  27,986
Accumulated net realized loss on investments         (6,799)     (172,254)     (93,379)
Accumulated undistributed net investment income       6,799       172,261       65,393

                                                      Florida  Georgia    Maryland   Massachusetts
                                                         Fund     Fund        Fund            Fund
----------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital                                      $   --       $ --        $ (3)       $  7,749
Accumulated net realized loss on investments          (11,880)      --         (50)        (77,400)
Accumulated undistributed net investment income        11,880       --          53          69,651

These changes had no effect on the net assets or net asset value per share of the Funds.

At March 31, 2000, the following Funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                      Alabama        Arkansas     California        Florida       Georgia        Maryland   Massachusetts
Expiration Date          Fund            Fund           Fund           Fund          Fund            Fund            Fund
---------------------------------------------------------------------------------------------------------------------------
March 31, 2003       $   --        $     --       $3,034,670     $3,891,711      $   --        $     --        $  253,082
March 31, 2004           --         6,486,073        403,290           --         662,131       2,378,293       1,732,935
March 31, 2005           --           215,971        588,165      1,290,661          --         1,055,172         405,183
March 31, 2006           --              --             --          781,761          --              --              --
March 31, 2007           --              --             --             --            --              --           242,062
March 31, 2008        208,252          15,758           --             --            --              --              --
                     --------      ----------     ----------     ----------      --------      ----------      ----------
  Total              $208,252      $6,717,802     $4,026,125     $5,964,133      $662,131      $3,433,465      $2,633,262
                     --------      ----------     ----------     ----------      --------      ----------      ----------

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each Fund, which is reflected as a reduction of expenses in the Statement of Operations.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Each Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the year ended March 31, 2000, is a net periodic pension expense for each Fund, as follows:

    Alabama     Arkansas     California     Florida     Georgia     Maryland    Massachusetts
       Fund         Fund           Fund        Fund        Fund         Fund             Fund
----------------------------------------------------------------------------------------------
     $2,971       $5,868         $6,199      $5,870      $5,696       $6,043           $6,106

Administrator - The Trust has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

  First $1 billion                0.0150%
  Next $1 billion                 0.0125%
  Next $1 billion                 0.0100%
  In excess of $3 billion         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $17,063, $22,313, $53,828, $22,597, $8,538, $34,078, and $46,975 for the year ended March 31, 2000, as its portion of the sales charge on sales of Class A shares of the Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,400, $4,945, $9,467, $0, $4,838,
$19,172, and $71,050 for the Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively, for the year ended March 31, 2000. Fees incurred under the distribution plan during the year ended March 31, 2000, were 0.25%, 0.10%, 0.10%, 0.00%, 0.25%, 0.35%, and 0.35% of each Fund's average daily net assets attributable to Class A shares on an annualized basis for Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively. Payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine for the Alabama, Arkansas, California, Florida, and Georgia Funds. Payment of the 0.25% per annum Class A service fee by the Florida Fund will commence on such date as the Trustees of the Trust may determine. In the case of the Arkansas and California Funds, a portion of the service fee is currently being paid by each Fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the Trust may determine.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $801, $649, $1,348, $0, $1,937, $1,752, and $1,201 for the Alabama,
Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively, for Class B shares, for the year ended March 31, 2000. MFS retained no service fees with respect to California Class C shares. Fees incurred under the distribution plan during the year ended March 31, 2000, were 1.00%, 1.00%, 0.90%, 0.79%, 1.00%, 1.00%, and 1.00% of each Fund's average daily net assets attributable to Class B shares for Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively, on an annualized basis. Fees incurred under the distribution plan for the year ended March 31, 2000, were 1.00% of the Fund's average daily net assets attributable to Class C shares of the California Fund on an annualized basis. Except in the case of the 0.25% per annum first year Class B service fee, payments by the Florida Fund will be suspended until such date as the Trustees of the Trust may determine. In the case of the Arkansas and California Funds, except in the case of the 0.25% per annum first year Class B service fee is currently 0.10% per annum on Class B shares held over one year.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2000, for Class A, Class B, and Class C shares, were as follows.

                    Alabama       Arkansas     California      Florida       Georgia     Maryland   Massachusetts
CDSC Imposed           Fund           Fund           Fund         Fund          Fund         Fund            Fund
--------------------------------------------------------------------------------------------------------------------
Class A             $  --          $  --         $ 11,599      $ 9,433       $  --        $   855        $  9,382
Class B              53,709         36,185        149,300       80,799        28,795       81,284         100,946
Class C                --             --            7,727         --            --           --              --

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows (000 Omitted):

               Alabama    Arkansas     California      Florida     Georgia    Maryland   Massachusetts
                  Fund        Fund           Fund         Fund        Fund        Fund            Fund
---------------------------------------------------------------------------------------------------------
Purchases      $37,033     $34,728       $111,015      $46,229     $25,115     $35,267        $ 84,918
Sales           36,439      46,936        117,638       53,205      27,531      44,328         103,719

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows (000 Omitted):

                                  Alabama     Arkansas   California     Florida     Georgia     Maryland  Massachusetts
                                     Fund         Fund         Fund        Fund        Fund         Fund           Fund
-------------------------------------------------------------------------------------------------------------------------
Aggregate cost                    $81,840     $111,708     $262,581     $81,911     $61,150     $137,076       $233,710
                                  -------     --------     --------     -------     -------     --------       --------
Gross unrealized appreciation     $ 2,259     $  4,523     $ 11,361     $ 2,401     $ 2,380     $  4,907       $  7,787
Gross unrealized depreciation      (1,913)      (1,566)      (8,097)     (2,014)     (1,573)      (2,108)        (5,909)
                                  -------     --------     --------     -------     -------     --------       --------
Net unrealized appreciation       $   346     $  2,957     $  3,264     $   387     $   807     $  2,799       $  1,878
                                  -------     --------     --------     -------     -------     --------       --------

(5) Shares of Beneficial Interest

The Trust's Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                                      Alabama Fund              Arkansas Fund           California Fund
Class A Shares                              ----------------------     ----------------------     ---------------------
Year Ended March 31, 2000 (000 Omitted)      Shares         Amount     Shares          Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                   1,105       $ 11,362         588       $  5,723       4,419      $ 24,781
Shares issued to shareholders in
 reinvestment of distributions                  219          2,214         278          2,694         853         4,763
Shares reacquired                              (913)        (9,232)     (2,017)       (19,437)     (8,108)      (45,059)
                                            -------       --------     -------       --------     -------      --------
 Net increase (decrease)                        411       $  4,344      (1,151)      $(11,020)     (2,836)     $(15,515)
                                            -------       --------     -------       --------     -------      --------
Year Ended March 31, 1999 (000 Omitted)      Shares         Amount      Shares         Amount       Shares       Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                     350       $  3,786         645       $  6,578       9,249      $ 54,429
Shares issued to shareholders in
 reinvestment of distributions                  147          1,585         287          2,920         805         4,733
Shares reacquired                              (626)        (6,769)     (1,805)       (18,400)     (9,889)      (58,042)
                                            -------       --------     -------       --------     -------      --------
 Net increase (decrease)                       (129)      $ (1,398)       (873)      $ (8,902)        165      $  1,120
                                            -------       --------     -------       --------     -------      --------

                                                      Florida Fund               Georgia Fund             Maryland Fund
                                            ----------------------     ----------------------     ---------------------
Year Ended March 31, 2000 (000 Omitted)      Shares         Amount      Shares        Amount       Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                   1,923       $ 18,244         238       $  2,467         594      $  6,536
Shares issued to shareholders in
 reinvestment of distributions                  142          1,367         130          1,344         279         3,043
Shares reacquired                            (2,970)       (28,138)       (890)        (9,189)     (1,670)      (18,189)
                                            -------       --------     -------       --------     -------      --------
 Net decrease                                  (905)      $ (8,527)       (522)      $ (5,378)       (797)     $ (8,610)
                                            -------       --------     -------       --------     -------      --------
Year Ended March 31, 1999 (000 Omitted)      Shares         Amount      Shares         Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                   1,787       $ 18,187         446       $  4,905       1,116      $ 12,890
Shares issued to shareholders in
 reinvestment of distributions                  144          1,465         140          1,543         276         3,173
Shares reacquired                            (1,954)       (19,860)       (821)        (9,029)       (950)      (10,972)
                                            -------       --------     -------       --------     -------      --------
 Net increase (decrease)                        (23)      $   (208)       (235)      $ (2,581)        442      $  5,091
                                            -------       --------     -------       --------     -------      --------

                                                                                Massachusetts Fund
                                                                          ------------------------
Year Ended March 31, 2000 (000 Omitted)                                    Shares           Amount
----------------------------------------------------------------------------------------------------
Shares sold                                                                 1,386         $ 15,059
Shares issued to shareholders in
 reinvestment of distributions                                                490            5,262
Shares reacquired                                                          (3,468)         (37,122)
                                                                          -------         --------
 Net decrease                                                              (1,592)        $(16,801)
                                                                          -------         --------
Year Ended March 31, 1999 (000 Omitted)                                    Shares           Amount
----------------------------------------------------------------------------------------------------
Shares sold                                                                 3,151         $ 35,768
Shares issued to shareholders in
 reinvestment of distributions                                                478            5,440
Shares reacquired                                                          (3,449)         (39,192)
                                                                          -------         --------
 Net increase                                                                 180         $  2,016
                                                                          -------         --------

                                                     Alabama Fund              Arkansas Fund           California Fund
Class B Shares                               --------------------       --------------------      --------------------
Year Ended March 31, 2000 (000 Omitted)     Shares         Amount      Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                    259        $ 2,682         117        $ 1,140       2,882      $ 16,250
Shares issued to shareholders in
 reinvestment of distributions                  33            330          23            223         218         1,211
Shares reacquired                             (263)        (2,653)       (227)        (2,199)     (2,588)      (14,343)
                                             -----        -------       -----        -------      ------      --------
 Net increase (decrease)                        29        $   359         (87)       $  (836)        512      $  3,118
                                              ----        -------       -----        -------      ------      --------
Year Ended March 31, 1999 (000 Omitted)     Shares         Amount      Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                    359        $ 3,885         401        $ 4,093       4,033      $ 23,717
Shares issued to shareholders in
 reinvestment of distributions                  20            214          18            179         160           941
Shares reacquired                              (62)          (672)        (97)          (991)     (1,312)       (7,691)
                                             -----        -------       -----        -------      ------      --------
 Net increase                                  317        $ 3,427         322        $ 3,281       2,881        16,967
                                             -----        -------       -----        -------      ------      --------

                                                     Florida Fund               Georgia Fund             Maryland Fund
                                             --------------------       --------------------      --------------------
Year Ended March 31, 2000 (000 Omitted)     Shares         Amount      Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                    804        $ 7,728         432        $ 4,486         455      $  4,999
Shares issued to shareholders in
 reinvestment of distributions                  34            322          27            282          66           720
Shares reacquired                             (783)        (7,418)       (355)        (3,636)       (555)       (5,997)
                                             -----        -------       -----        -------      ------      --------
 Net increase (decrease)                        55        $   632         104        $ 1,132         (34)     $   (278)
                                             -----        -------       -----        -------      ------      --------

Year Ended March 31, 1999 (000 Omitted)     Shares         Amount      Shares         Amount      Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold                                    693        $ 7,051         491        $ 5,396         818      $  9,437
Shares issued to shareholders in
 reinvestment of distributions                  24            246          20            223          50           574
Shares reacquired                             (316)        (3,207)       (169)        (1,859)       (236)       (2,715)
                                             -----        -------       -----        -------      ------      --------
 Net increase                                  401        $ 4,090         342        $ 3,760         632         7,296
                                             -----        -------       -----        -------      ------      --------

                                                      Massachusetts Fund
                                            ------------------------------
Year Ended March 31, 2000 (000 Omitted)         Shares            Amount
--------------------------------------------------------------------------
Shares sold                                        653           $ 7,062
Shares issued to shareholders in
 reinvestment of distributions                      64               684
Shares reacquired                                 (545)           (5,828)
                                                 -----           -------
 Net increase                                      172           $ 1,918
                                                 -----           -------
Year Ended March 31, 1999 (000 Omitted)         Shares            Amount
--------------------------------------------------------------------------
Shares sold                                        845           $ 9,619
Shares issued to shareholders in
 reinvestment of distributions                      47               536
Shares reacquired                                 (288)           (3,276)
                                                 -----           -------
 Net increase                                      604           $ 6,879
                                                 -----           -------
Class C Shares                                           California Fund
                                            ----------------------------
Year Ended March 31, 2000 (000 Omitted)         Shares            Amount
--------------------------------------------------------------------------
Shares sold                                        990           $ 5,521
Shares issued to shareholders in
 reinvestment of distributions                      41               227
Shares reacquired                                 (859)           (4,749)
                                                 -----           -------
 Net increase                                      172           $   999
                                                 -----           -------
Year Ended March 31, 1999 (000 Omitted)         Shares            Amount
--------------------------------------------------------------------------
Shares sold                                      1,346           $ 7,950
Shares issued to shareholders in
 reinvestment of distributions                      23               135
Shares reacquired                                 (401)           (2,358)
                                                 -----           -------
 Net increase                                      968           $ 5,727
                                                 -----           -------

(6) Line of Credit

The Trust and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the Funds for the year ended March 31, 2000, ranged from $267 to $1,983.

(7) Financial Instruments

Each Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                                             Unrealized
                                                                                           Appreciation
Fund                   Description               Expiration     Contracts     Position    (Depreciation)
---------------------------------------------------------------------------------------------------------
Alabama Fund           U.S. Treasury Bonds       June 2000           6         Short          $(17,344)
                       Municipal Bond Index      June 2000          31         Long             77,651
                                                                                              --------
                                                                                              $ 60,307
                                                                                              --------
Arkansas Fund          U.S. Treasury Bonds       June 2000          10         Short          $(30,690)
                       Municipal Bond Index      June 2000          34         Long             86,966
                                                                                              --------
                                                                                              $ 56,276
                                                                                              --------
California Fund        Municipal Bond Index      June 2000          99         Long           $236,159
Florida Fund           Municipal Bond Index      June 2000          16         Long           $ 38,123
Maryland Fund          U.S. Treasury Bonds       June 2000          10         Short          $(29,055)
                       Municipal Bond Index      June 2000          75         Long            180,649
                                                                                              --------
                                                                                              $151,594
                                                                                              --------
Massachusetts Fund     Municipal Bond Index      June 2000          54         Long           $105,817

At March 31, 2000, the Funds had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2000, the Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds owned the following restricted securities (constituting 7.0%, 3.4%, 6.1%, 3.0%, 7.3%, 4.2%, and 7.0% of each Fund's net assets, respectively) which may not be publicly sold without registration under the Securities Act of 1933. Each Fund does not have the right to demand that such securities be registered. The values of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value in good faith by the Trustees.

                                                                    Date of      Share/Par
Fund                 Description                                 Acquisition        Amount         Cost          Value
------------------------------------------------------------------------------------------------------------------------
Alabama Fund         Guam Power Authority Rev.,
                     RITES, AMBAC, 5.956s 2013                       5/20/99    $  500,000   $  536,360    $   493,020
                     Guam Power Authority Rev.,
                     RITES, AMBAC, 5.956s 2018                       5/20/99     4,500,000    4,376,790      3,828,510
                     Puerto Rico Public Finance Corp.,
                     RITES, FSA, 6.857s, 2013                        9/30/99       500,000      509,110        519,990
                     Puerto Rico Public Finance Corp.,
                     RITES, AMBAC, 6.857s, 2016                      3/31/99       500,000      569,030        504,590
                     Puerto Rico Municipal Finance Agency,
                     RITES, FSA, 6.857s, 2017                         1/6/00       500,000      469,080        503,690
                                                                                                           -----------
                                                                                                           $ 5,849,800
                                                                                                           -----------
Arkansas Fund        Puerto Rico Municipal Finance Agency,
                     FSA, 6.857s, 2017                                1/6/00       735,000   $  689,547    $   740,424
                     Puerto Rico Municipal Finance Agency,
                     FSA, 6.857s, 2018                                1/6/00     3,250,000    3,006,835      3,246,750
                                                                                                           -----------
                                                                                                           $ 3,987,174
                                                                                                           -----------
California Fund      Los Angeles, CA, FGIC, 6.357s, 2014             7/20/99     5,405,000   $5,664,400    $ 5,467,049
                     State of California, 7.357s, 2017                1/3/00     1,250,000    1,230,275      1,300,600
                     State of California, FGIC, 5.357s, 2015         3/10/99     5,000,000    4,922,400      4,185,300
                     University of California Rev., MBIA,
                     6.107s, 2016                                    5/21/99     5,705,000    5,781,505      5,339,424
                                                                                                           -----------
                                                                                                           $16,292,373
                                                                                                           -----------
Florida Fund         State of Florida, Dept. of Transportation,
                     RITES, 5.169s, 2017                              4/9/99     3,000,000   $3,042,840    $ 2,547,840

Georgia Fund         Atlanta, GA, Water & Wastewater
                     Rev., FGIC, 6.167s, 2016                        4/20/99     4,000,000   $4,643,832    $ 4,038,960
                     Commonwealth of Puerto Rico, Municipal
                     Finance Agency, FSA, 7.857s, 2016                1/6/00       500,000      519,501        545,250
                                                                                                           -----------
                                                                                                           $ 4,584,210
                                                                                                           -----------
Maryland Fund        Guam Power Authority Rev.,
                     AMBAC, 5.956s, 2015                             5/20/99     1,680,000   $1,760,909    $ 1,619,856
                     Puerto Rico Electric Power Authority,
                     Power Rev., FSA, 6.357s, 2015                   9/16/99     1,400,000    1,367,100      1,355,872
                     Puerto Rico Municipal Finance Agency,
                     FSA, 6.857s, 2019                                1/6/00     1,000,000      905,080        983,220
                     Puerto Rico Public Finance Corp.,
                     AMBAC, 6.857s, 2013                             9/30/99       500,000      509,110        519,990
                     Puerto Rico Public Finance Corp.,
                     AMBAC, 6.857s, 2016                             3/31/99     1,520,000    1,729,851      1,533,953
                                                                                                           -----------
                                                                                                           $ 6,012,891
                                                                                                           -----------
Massachusetts Fund   Dudley-Charleton, MA, Regional School
                     District, FGIC, 5.864s, 2015                    4/28/99     1,365,000   $1,496,267    $ 1,330,411
                     Dudley-Charleton, MA, Regional School
                     District, FGIC, 5.864s, 2016                    4/28/99     1,430,000    1,553,887      1,377,233
                     Dudley-Charleton, MA, Regional School
                     District, FGIC, 5.864s, 2018                    4/28/99     1,565,000    1,684,245      1,468,064
                     Massachusetts Water Resource Authority,
                     RITES, 8.192s, 2019                             3/23/00     4,010,000    4,742,140      4,924,520
                     Plymouth County, MA, Correctional
                     Facilities, AMBAC, 5.125s, 2018                  3/5/99     5,000,000    4,979,102      4,605,650
                     Puerto Rico Public Finance Corp.,
                     AMBAC, 6.857s, 2016                             3/31/99     2,500,000    2,831,589      2,522,950
                                                                                                           -----------
                                                                                                           $16,228,828
                                                                                                           -----------

Independent Auditors' Report

To The Trustees of MFS Municipal Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, and MFS Massachusetts Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and March 31, 1999, and the financial highlights for each of the years in the five-year period ended March 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 4, 2000

Federal Tax Information

In January 2001, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 2000.

For federal income tax purposes, approximately 99% of the total dividends paid by each Fund from net investment income during the year ended March 31, 2000, is designated as an exempt-interest dividend.

The Alabama Fund has designated $987,859 as a capital gain dividend for the year ended March 31, 2000.

MFS Family of Funds[RegTM]

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class.(1) The objective of the fund you choose should correspond to your financial needs and goals.

                       HIGHER RISK/HIGHER REWARD POTENTIAL

BOND FUNDS

MFS[RegTM] Global Governments Fund(2)
MFS[RegTM] High Yield Opportunities Fund
MFS[RegTM] High Income Fund
MFS[RegTM] Municipal High Income Fund
MFS[RegTM] Strategic Income Fund
MFS[RegTM] Municipal State Funds
  AL, AR, CA, FL, GA, MD, MA, MS,
  NY, NC, PA, SC, TN, VA, WV
MFS[RegTM] Municipal Income Fund
MFS[RegTM] Bond Fund
MFS[RegTM] Municipal Bond Fund
MFS[RegTM] Government Securities Fund
MFS[RegTM] Government Mortgage Fund
MFS[RegTM] Intermediate Income Fund
MFS[RegTM] Municipal Limited Maturity Fund
MFS[RegTM] Limited Maturity Fund
MFS[RegTM] Government Limited Maturity Fund

STOCK FUNDS

MFS[RegTM] Technology Fund
MFS[RegTM] Emerging Markets Equity Fund(1)
MFS[RegTM] Managed Sectors Fund
MFS[RegTM] New Discovery Fund(3)
MFS[RegTM] Emerging Growth Fund
MFS[RegTM] Mid Cap Growth Fund
MFS[RegTM] International Growth Fund
MFS[RegTM] Research International Fund
MFS[RegTM] Global Growth Fund(2)
MFS[RegTM] Strategic Growth Fund
MFS[RegTM] Core Growth Fund
MFS[RegTM] Research Fund
MFS[RegTM] International Growth and Income Fund
MFS[RegTM] Global Equity Fund(2)
MFS[RegTM] Capital Opportunities Fund
Massachusetts Investors Growth Stock Fund
MFS[RegTM] Growth Opportunities Fund
MFS[RegTM] Large Cap Growth Fund
MFS[RegTM] Union Standard[RegTM] Equity Fund
MFS[RegTM] Research Growth and Income Fund
Massachusetts Investors Trust
MFS[RegTM] Equity Income Fund
MFS[RegTM] Utilities Fund
MFS[RegTM] Global Total Return Fund(2)
MFS[RegTM] Total Return Fund
MFS[RegTM] Global Asset Allocation Fund(2)


                        LOWER RISK/LOWER REWARD POTENTIAL


(1) For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.

(2) Formerly MFS[RegTM]/Foreign & Colonial Emerging Markets Equity Fund.

(3) Shares of the Fund are no longer available for sale to new shareholders, except for participants making contributions through certain retirement plans qualified under 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended. Shares of the Fund will continue to be available for sale to current shareholders of the Fund.

MFS[RegTM] Municipal Series Trust

Trustees

Richard B. Bailey+ - Private Investor;
Former Chairman and Director (until 1991),
MFS Investment Management[RegTM]

Marshall N. Cohan+ - Private Investor

Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE+ - Chief
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill+ - Private Investor

Walter E. Robb, III+ - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark
Consulting Group, Inc. (office services)

Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames* - Chairman, Chief
Executive Officer, MFS Investment
Management

J. Dale Sherratt+ - President, Insight
Resources, Inc. (acquisition planning specialists)

Ward Smith+ - Former Chairman (until 1994),
NACCO Industries (holding company)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Chairman and President
Jeffrey L. Shames*

Portfolio Managers
Michael L. Dawson*
Geoffrey L. Schechter*

Treasurer
W. Thomas London*


+Independent Trustee
*MFS Investment Management


Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Easter time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.
For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, or stock and bond outlooks, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime
from a touch-tone telephone.

World Wide Web
www.mfs.com

MFS[RegTM] Municipal                                       -----------------
Series Trust                                                    Bulk Rate
                                                              U.S. Postage
                                                                  Paid
MFS[RegTM] Alabama Municipal Bond Fund                             MFS
MFS[RegTM] Arkansas Municipal Bond Fund                    -----------------
MFS[RegTM] California Municipal Bond Fund
MFS[RegTM] Florida Municipal Bond Fund
MFS[RegTM] Georgia Municipal Bond Fund
MFS[RegTM] Maryland Municipal Bond Fund
MFS[RegTM] Massachusetts Municipal Bond Fund


         [MFS LOGO]
    INVESTMENT MANAGEMENT

We invented the mutual fund[RegTM]

     500 Boylston Street
     Boston, MA 02116-3741



                                                                          54/254
                                                                          55/255
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                                                                 MST-2A-5/00/45M


(C)2000 MFS Investment Management.[RegTM]
MFS[RegTM] investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.